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                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement              [ ]    CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
                                                     (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                              SYMIX SYSTEMS, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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

                               PRELIMINARY COPIES

                           [SYMIX SYSTEMS INC. LOGO]
                         2800 CORPORATE EXCHANGE DRIVE
                                   SUITE 400
                              COLUMBUS, OHIO 43231
                           TELEPHONE: (614) 523-7000
                         ------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON NOVEMBER 8, 2000
                         ------------------------------

To the Shareholders of Symix Systems, Inc.:

     Notice is hereby given that the Annual Meeting of Shareholders ("Annual Meeting") of Symix Systems, Inc. ("Symix" or the "Company") will be held at 2800 Corporate Exchange Drive, Columbus, Ohio, on Wednesday, November 8, 2000, at 9:00 a.m. (local time) for the following purposes:

     1. To elect nine (9) persons as directors of the Company, each to serve for a term of one (1) year and until his respective successor is duly elected and qualified, or until his earlier resignation, removal from office or death;

     2. To consider and vote upon an amendment to the Amended Articles of Incorporation, as amended, of the Company, to change the name of the Company to "Frontstep, Inc.";

     3. To consider and vote upon an amendment to the Amended Articles of Incorporation, as amended, of the Company, to permit holders of the preferred shares of the Company, currently outstanding or designated in the future by action of the Board of Directors, to have the right to more than one vote per share;

     4. To consider and vote upon a proposal to approve the issuance of common shares of the Company upon conversion of outstanding Series A Convertible Participating Preferred Shares (the "Series A Preferred Shares") and/or upon exercise of outstanding warrants (the "Warrants"), if required under the terms of the Series A Preferred Shares and/or the Warrants, as the case may be, at a price per share which is less than the market price per share of the Company's common shares on the date that the Series A Preferred Shares were issued; and

     5. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

     Only shareholders of record at the close of business on September 11, 2000, are entitled to notice of and to vote at the meeting or any adjournments or postponements thereof.

                             YOUR VOTE IS IMPORTANT

     Whether or not you plan to attend the Annual Meeting you are urged to date, sign and promptly return the enclosed Proxy so that your shares may be voted in accordance with your wishes and so that the presence of a quorum may be assured. The prompt return of your signed Proxy, regardless of the number of shares you hold, will aid Symix in reducing the expense of additional proxy solicitation. You are cordially invited to attend the meeting, and we request that you indicate your plans in this respect in the space provided on the enclosed form of Proxy. If you do attend the meeting and wish to change your proxy vote, you may revoke your Proxy and vote in person.

                                            By order of the Board of Directors

                                            /s/ Stephen A. Sasser
                                            STEPHEN A. SASSER,
                                            President
Columbus, Ohio
October 11, 2000

                               PRELIMINARY COPIES

                           [SYMIX SYSTEMS INC. LOGO]

                         2800 CORPORATE EXCHANGE DRIVE
                                   SUITE 400
                              COLUMBUS, OHIO 43231
                           TELEPHONE: (614) 523-7000

                         ------------------------------

                                PROXY STATEMENT

                         ------------------------------

                                    GENERAL

     This Proxy Statement and the accompanying form of Proxy are being furnished in connection with the solicitation of proxies by the Board of Directors of Symix Systems, Inc., an Ohio corporation ("Symix"), to be used at the Annual Meeting of Shareholders of Symix to be held on November 8, 2000 and at any adjournments or postponements of the meeting (the "Annual Meeting"). Common shares, without par value, of Symix (the "Common Shares") and Series A Convertible Participating Preferred Shares, without par value, of Symix (the "Series A Preferred Shares") represented by properly executed Proxies will be voted at the Annual Meeting. Where a choice is specified by the shareholder, the Proxy will be voted in accordance with such choice. Each Proxy executed and returned by a Symix shareholder for use at the Annual Meeting may be revoked at any time insofar as it has not been exercised by timely submission of written notice of revocation or a duly executed Proxy bearing a later date (in either case, directed to the Secretary of Symix) or by giving notice of revocation at the Annual Meeting. "Common Shares" and "Series A Preferred Shares" are referred to herein collectively as "Shares."

     This Proxy Statement and the accompanying form of Proxy are being mailed to Symix shareholders on or about October 11, 2000.

     The close of business on September 11, 2000, has been fixed as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements of the meeting (the "Record Date.") On the Record Date, there were outstanding and entitled to be voted 7,505,157 Common Shares and 566,933 Series A Preferred Shares.

     The holders of a majority of the Shares entitled to be voted at the Annual Meeting will constitute a quorum for the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum. A broker non-vote occurs on an item when a broker is not permitted to vote on that item absent instructions from the beneficial owner of the shares and no instruction is given. Proxies signed and submitted by brokers which have not been voted on certain matters as described in the previous sentence are referred to as broker non-votes.

     The holder of each Common Share and each Series A Preferred Share entitled to be voted at the Annual Meeting is entitled to one vote per Share for each Share held on the Record Date on all matters, including the election of directors. In the election of directors, the nine candidates receiving the highest number of affirmative votes will be elected. Shareholders do not have cumulative voting rights in the election of directors. Proposal 2 requires the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding Shares. Proposal 3 requires the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding Shares, together with the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding Common Shares and the affirmative vote of the holders of at least seventy-five percent (75%) of the outstanding Series A Preferred Shares. Proposal 4 requires the affirmative vote of the holders of at least a majority of the Shares represented in person or by proxy and voted at the Annual Meeting.

                        PRINCIPAL HOLDERS OF SECURITIES

     The following table sets forth the names and addresses of, and the number and percentage of Common Shares and Series A Preferred Shares, respectively, beneficially owned as of the Record Date (except as otherwise noted) by, the only persons known to Symix to beneficially own more than 5% of each class of outstanding Shares:

                                                                               SERIES A
                                            COMMON SHARES                  PREFERRED SHARES
                                     ---------------------------      ---------------------------
                                      AMOUNT AND                       AMOUNT AND
                                        NATURE                           NATURE
                                     OF BENEFICIAL      PERCENT       OF BENEFICIAL      PERCENT
        NAME AND ADDRESS               OWNERSHIP        OF CLASS      OWNERSHIP(1)       OF CLASS
        ----------------             -------------      --------      -------------      --------
Lawrence J. Fox                         2,075,424(2)     26.98%              None          None
2800 Corporate Exchange Drive
Columbus, Ohio 43231
Stephen A. Sasser                         561,000(3)      6.97%              None          None
2800 Corporate Exchange Drive
Columbus, Ohio 43231
Morgan Stanley Dean Witter & Co.        1,120,744(4)     12.99%           400,266(5)       70.6%
1585 Broadway
New York, New York 10036
Fallen Angel Equity Fund, L.P.            466,668(6)      5.85%           166,667(7)       29.4%
125 Half Mile Road
Red Bank, New Jersey 07701
Thomas Cain                               532,986(8)      7.10%              None          None
905 East Westchester Avenue
Tempe, Arizona 85283

---------------

(1) The Series A Preferred Shares are convertible on a 2-for-1 basis (subject to adjustment) into Common Shares.

(2) Includes 1,887,424 shares held directly by Mr. Fox and 188,000 shares subject to options exercisable within the next 60 days. Excludes 110,774 shares held by the spouse of Mr. Fox, as to which shares Mr. Fox disclaims beneficial ownership.

(3) Includes 540,000 shares subject to options exercisable within the next 60 days.

(4) As reported in a Schedule 13D filed on May 19, 2000 with the Securities and Exchange Commission (the "MSDW Schedule 13D"). Includes 800,532 Common Shares issuable upon conversion of outstanding Series A Preferred Shares which are convertible on a 2-for-1 basis within the next 60 days and 320,212 Common Shares issuable upon exercise of outstanding warrants which are exercisable within the next 60 days. According to the MSDW Schedule 13D, MSDW Venture Partners IV, Inc. ("MSVP Inc.") and MSDW Venture Partners IV, LLC ("MSVP LLC") each have shared voting and investment power with respect to 878,538 of the shares shown, Morgan Stanley Dean Witter Venture Partners IV, L.P. ("MSVP IV") has shared voting and investment power with respect to 760,620 of the shares shown, Morgan Stanley Dean Witter Venture Offshore Investors IV, L.P. ("MSVOI IV") has shared voting and investment power with respect to 29,674 of the shares shown, Morgan Stanley Dean Witter Venture Investors IV, L.P. ("MSVI IV") has shared investment and voting power with respect to 88,244 of the shares shown and Morgan Stanley Dean Witter Equity Funding, Inc. ("Equity Funding") has shared voting and investment power with respect to 242,206 of the shares shown. According to the MSDW Schedule 13D, the general partner of each of MSVP IV, MSVI IV and MSVOI IV is MSVP LLC, and the corporate managing member of MSVP LLC is MSVP Inc. a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW"). Equity Funding also is a wholly-owned subsidiary of MSDW as reported in the MSDW Schedule 13D. According to the MSDW Schedule 13D, the principal business address of MSVP Inc., MSVP LLC, MSVP IV, MSVOI IV and MSVI IV is 1221 Avenue of the Americas, New York, New York 10020-0001 and the principal business address of Equity Funding is 1585 Broadway, New York, New York 10036. Guy de Chazal, a director of Symix, is Managing Director,

President and Chief Executive Officer of MSVP Inc. Mr. de Chazal disclaims beneficial ownership of the 878,538 shares reported as beneficially owned by MSVP Inc.

(5) As reported in the MSDW Schedule 13D. Includes 400,266 shares which are convertible within the next 60 days on a 2-for-1 basis into 800,532 Common Shares. According to the MSDW Schedule 13D, MSDW has shared voting and investment power with respect to 400,266 of the shares shown, MSVP Inc. and MSVP LLC each have shared voting and investment power with respect to 313,764 of the shares shown, MSVP IV has shared voting and investment power with respect to 271,650 of the shares shown, MSVOI IV has shared voting and investment power with respect to 10,598 of the shares shown, MSVI IV has shared voting and investment power with respect to 31,516 of the shares shown and Equity Funding has shared voting and investment power with respect to 86,502 of the shares shown. Guy de Chazal, a director of Symix, is Managing Director, President and Chief Executive Officer of MSVP Inc. Mr. de Chazal disclaims beneficial ownership of the 313,764 shares reported as beneficially owned by MSVP Inc.

(6) As reported in a Schedule 13D filed on May 19, 2000 with the Securities and Exchange Commission (the "Fallen Angel Schedule 13D"). Includes 333,334 Common Shares issuable upon conversion of outstanding Series A Preferred Shares which are convertible on a 2-for-1 basis within the next 60 days and 133,334 Common Shares issuable upon exercise of outstanding warrants which are exercisable within the next 60 days. According to the Fallen Angel
    Schedule 13D, Fallen Angel Capital, L.L.C. ("FAC"), the general partner of Fallen Angel Equity Fund, L.P., has shared voting and investment power with respect to these shares. The principal business address of FAC is 125 Half Mile Road, Red Bank, New Jersey 07701. Barry Goldsmith, a director of Symix, is the general partner of FAC. Mr. Goldsmith disclaims beneficial ownership of the shares reported as beneficially owned by FAC.

(7) As reported in the Fallen Angel Schedule 13D. Includes 166,667 shares which are convertible on a 2-for-1 basis within the next 60 days into 333,334 Common Shares. According to the Fallen Angel Schedule 13D, FAC, the general partner of Fallen Angel Equity Fund, L.P., has shared voting and investment power with respect to the shares shown. Barry Goldsmith, a director of Symix, is the general partner of FAC. Mr. Goldsmith disclaims beneficial ownership of the shares reported as beneficially owned by FAC.

(8) Includes 525,200 Common Shares held by the Cain Family Trust.

     The following table sets forth, as of the Record Date, certain information with respect to the Shares beneficially owned by each director of Symix, each nominee for election as a director of Symix, each executive officer of Symix named in the Summary Compensation Table herein and by all directors and executive officers of Symix as a group.

                                                                  COMMON SHARES
                                                  ----------------------------------------------
                                                   AMOUNT AND NATURE OF
                      NAME                        BENEFICIAL OWNERSHIP(1)    PERCENT OF CLASS(2)
                      ----                        -----------------------    -------------------
Lawrence J. Fox.................................          2,075,424(3)              26.98%
John T. Tait....................................               None                  None
Duke W. Thomas..................................             41,638(4)                  *
Larry L. Liebert................................             20,000(4)                  *
James A. Rutherford.............................            110,000(4)               1.46%
Stephen A. Sasser...............................            561,000(5)               6.97%
Lawrence W. DeLeon..............................            116,500(6)               1.53%
Roger D. Blackwell..............................             30,000(4)                  *
Guy de Chazal...................................               None(7)               None
Barry Goldsmith.................................             20,000(8)                  *
Stephen A. Yount................................            111,000(9)               1.46%
Daryll L. Wartluft..............................             36,500(10)                 *
All directors and executive officers
  as a group (15 persons).......................          3,157,062(11)             36.71%

---------------

  *  Represents less than 1% of the outstanding Common Shares.
(1) Each named beneficial owner has sole voting and investment power with respect to the shares listed, except as otherwise noted. None of the persons listed hold any Series A
     Preferred Shares. See also footnotes 4, 5, 6 and 7 under
     "Principal Holders of Securities."
(2)  Percentage of beneficial ownership is based on 7,505,157
     Common Shares outstanding as of the Record Date.
(3) Includes 1,887,424 shares held directly by Mr. Fox and 188,000 shares subject to options exercisable within the next 60 days. Excludes 110,774 shares held by the spouse of Mr. Fox, as to which shares Mr. Fox disclaims beneficial ownership.
(4) Includes 20,000 shares subject to options exercisable within the next 60 days.
(5) Includes 540,000 shares subject to options exercisable within the next 60 days.
(6) Includes 105,500 shares subject to options exercisable within the next 60 days.
(7) Does not include shares beneficially-owned by MSDW, as to which shares Mr. de Chazal disclaims beneficial ownership.
     See also footnotes 4 and 5 under "Principal Holders of Securities".
(8)  Does not include shares beneficially-owned by Fallen Angel
     Equity Fund, L.P., as to which shares Mr. Goldsmith disclaims beneficial ownership. See also footnotes 6 and 7 under "Principal Holders of Securities."
(9) Includes 110,000 shares subject to options exercisable within the next 60 days.
(10) Includes 36,500 shares subject to options exercisable within the next 60 days.
(11) Includes 1,095,000 shares subject to options exercisable within the next 60 days.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     At the Annual Meeting, the Board of Directors proposes the election of nine
(9) directors, each to hold office until the 2001 annual meeting of Symix shareholders and until his successor is duly elected and qualified or until his earlier resignation, removal from office or death. It is the intention of the persons named as proxies in the enclosed form of Proxy to vote the Shares represented by each Proxy received by them for the election as directors of the nominees listed in the following table unless otherwise instructed on the Proxy. In case any nominee named is unable to serve or unwilling to accept nomination or election, the Proxies will be voted for one or more substitute nominees as designated by the present Board of Directors. The Board of Directors is not aware of any nominee who is unable or will decline to serve as a director.

     Under Ohio law and Symix's Code of Regulations, the nine (9) nominees receiving the highest number of affirmative votes from holders of Shares entitled to be voted at the meeting will be elected as directors. Shares as to which the voting authority is withheld and broker non-votes will be counted for quorum purposes but will not be counted towards the election of directors or toward the election of individual nominees specified in the form of Proxy. Shareholders may not cumulate votes in the election of directors.

     THE BOARD OF DIRECTORS OF SYMIX RECOMMENDS A VOTE IN FAVOR OF EACH NOMINEE LISTED BELOW.

                                                                                      DIRECTOR OF
            NOMINEE              AGE              PRINCIPAL OCCUPATIONS               SYMIX SINCE
            -------              ---              ---------------------               -----------
Lawrence J. Fox................  44     Chairman of the Board of Symix                   1984
Larry L. Liebert...............  55     Chairman of the Board and Chief Executive        1993
                                        Officer of L Corporation
Stephen A. Sasser..............  51     President and Chief Executive Officer of         1995
                                        Symix
John T. Tait...................  52     Attorney                                         1985
Duke W. Thomas.................  63     Partner, Vorys, Sater, Seymour and Pease         1988
                                        LLP
James A. Rutherford............  54     President of Wingset Inc.                        1995
Roger D. Blackwell.............  60     Professor of Marketing Fisher College of         2000
                                        Business The Ohio State University and
                                        President and Chief Executive Officer
                                        Roger Blackwell Associates, Inc.
Guy de Chazal..................  52     Managing Director, President and Chief           2000
                                        Executive Officer of MSDW Venture Partners
                                        IV, Inc. and Managing Director of Morgan
                                        Stanley & Co. Inc.
Barry Goldsmith................  56     General Partner, Updata Venture Partners         2000

     Mr. Fox founded Symix in 1979 as a sole proprietorship. He has held the position of Chairman of the Board of Symix since its incorporation in 1984. Mr. Fox also served as Chief Executive Officer of Symix from 1984 until January, 1999 and as Treasurer from 1984 until 1989. Mr. Fox is also a director of Alkon Corporation, a provider of enterprise solutions to the construction industry.

     Mr. Liebert has been the Chairman and Chief Executive Officer of L Corporation, a parent/holding company for selected businesses in the wholesale, distribution and manufacturing industries, since it was formed in 1990. From 1965 to 1987, Mr. Liebert held various positions at Liebert Corporation, an international manufacturer and distributor of computer support systems products, including President from 1981 to 1987 and Chairman of the Board from 1984 to 1987. In 1987, Liebert Corporation was acquired by and became a subsidiary of Emerson Electric Company, which designs, manufactures and sells a broad range of electrical and electronic products and systems. Mr. Liebert served as an Emerson Group Vice President as well as Chairman of Liebert Corporation until 1990.

     Mr. Sasser has held the positions of President and Chief Executive Officer of Symix since January, 1999. Mr. Sasser previously served Symix, from the time that he joined the Company in July, 1995 until January, 1999, as President and Chief Operating Officer. Mr. Sasser also is a director of ViaServ, Inc., a provider of systems management utility tools. From October, 1994 to June, 1995, Mr. Sasser served as Vice President of International Operations for Trilogy Software, a provider of enterprise sales and marketing solutions. From August, 1992 to October 1994, Mr. Sasser was Group Vice President of the Systems Management Division and Pacific Rim Operations of Legent Corporation, a provider of systems management software products and services. From April, 1987 through its acquisition by Legent Corporation in 1992, Mr. Sasser served as President of the Data Center Management Division of Goal Systems International, Inc., which designed, developed and marketed systems management software products.

     Mr. Tait served of counsel to the law firm of Enz, Phillips & Dittmer, L.L.P. from 1995 to 1999. From 1990 until 1995, Mr. Tait served as the Managing General Partner of B.P.A. Consultants, an investment partnership in Columbus, Ohio. From 1987 until 1990, he was a partner of F.M.G., a financial consulting firm. Prior to 1987, Mr. Tait served as Secretary and Treasurer of the Lowe Group, a financial services holding company.

     Mr. Thomas has been a partner of Vorys, Sater, Seymour and Pease LLP, a law firm based in Columbus, Ohio, since 1970. Mr. Thomas is also a director of The Ohio Bar Liability Insurance Co., a lawyers professional liability insurance company, and the Ohio Printing Company, a commercial printing company.

     Mr. Rutherford founded Wingset Inc., a private investment management corporation, and has served as its President since 1992. Mr. Rutherford also serves as Managing Director of Wingset Investments Ltd., a private investment management corporation. Mr. Rutherford was Chairman of the Board from 1988 to 1991 and Chief Executive Officer from 1988 to 1990 of Goal Systems International, Inc., which designed, developed and marketed systems management software products. Mr. Rutherford is also a director of Ciber, Inc., a provider of information technology consulting services, and a director of Alta Analytics, Inc., which develops and markets data mining business solutions based on advanced data visualization technology.

     Dr. Roger Blackwell has been associated with The Ohio State University since 1965 and is currently a Professor of Marketing in the Fisher College of Business. Dr. Blackwell also has been President and Chief Executive Officer of Roger Blackwell Associates, Inc., a consulting firm in Columbus, Ohio, since 1980. Dr. Blackwell is a board member of Anthony & Sylvan Pools, Inc., a pool builder and designer; Banc Stock Group, a firm specializing in researching and managing the stock of publicly and privately traded community banks for money management customers and company trading portfolios; Flex-Funds, a manager and marketer of mutual and money market funds and other investment vehicles; AirNet Systems, Inc., a provider of specialty air courier services; CheckPoint Systems, a provider of radio frequency technologies to retailers; Intimate Brands, Inc., the parent company of several former divisions of The Limited Inc. which includes Victoria's Secret, Victoria's Secret Catalogue and Bath & Body Works; Max & Erma's Restaurants, a chain of casual family dining restaurants throughout the Midwest and Applied Industrial Technologies, which is engaged in business-to-business electronic commerce and distribution.

     Mr. de Chazal has been Managing Director of Morgan Stanley & Co. Inc., an investment bank, since 1986. Mr. de Chazal also has served as Managing Director, President and Chief Executive Officer of MSDW Venture Partners IV, Inc., a venture capital investments fund, since 1999. Prior to joining Morgan Stanley, Mr. de Chazal was a Vice President of Citicorp Venture Capital from 1981 through 1985. From 1976 to 1981, he was a consultant with McKinsey and Co. Mr. de Chazal also is a director of Lionbridge Technologies, a provider of globalization services to software publishers, computer hardware manufacturers, and telecommunications companies; and WebLink Wireless, Inc., a provider of two-way wireless data and traditional one-way paging services. See also footnotes 4 and 5 under "Principal Holders of Securities."

     Mr. Goldsmith has been a General Partner of Updata Venture Partners, a technology private equity firm, since March of 2000. He also has been the Managing Director of Updata Capital, Inc., a mergers and acquisitions consulting organization, since 1987. Mr. Goldsmith also is the general partner of Fallen Angel Capital, L.L.C. Mr. Goldsmith is currently a board member of Astea International Inc., a provider of front-office solutions for the customer relationship management software market; Compuware Corporation, a provider of software and professional services for information technology departments of business enterprises; and Dendrite International,

Inc., a supplier of sales force software products and support services to the pharmaceutical industry. See also footnotes 6 and 7 under "Principal Holders of Securities."

REPRESENTATION ARRANGEMENT

     On May 10, 2000, the Company sold Series A Preferred Shares and warrants to purchase Common Shares to a group of unaffiliated accredited investors, including Fallen Angel Equity Fund, L.P. In connection with the sale, the Company entered into an Investor Rights Agreement with Lawrence J. Fox and Fallen Angel Equity Fund, L.P., pursuant to which the Company agreed to take all reasonably necessary or desirable legal action within its control, so that a representative of Fallen Angel Equity Fund, L.P. would be nominated by management to the Company's Board of Directors and so that the management slate of directors would be elected to the Board of Directors.

     Barry Goldsmith currently serves as the representative of Fallen Angel Equity Fund, L.P. on the Symix Board of Directors. Mr. Goldsmith is the general partner of Fallen Angel Capital, L.L.C., which is the general partner of Fallen Angel Equity Fund, L.P. See also footnotes 6 and 7 under "Principal Holders of Securities" and "Certain Transactions and Relationships."

               COMPENSATION, MEETINGS AND COMMITTEES OF DIRECTORS

     For the fiscal year ended June 30, 2000, the compensation arrangement between Symix and all directors who are not employees of Symix ("Outside Directors") was as follows: $500 for each Board meeting attended; and $1,250 per quarter. For the fiscal year ending June 30, 2001, it is anticipated that the compensation arrangement between Symix and the Outside Directors will remain the same. In addition, from time to time, the Outside Directors receive options to acquire Common Shares under the Symix Systems, Inc. Stock Option Plan for Outside Directors (the "Directors' Plan"). During the 2000 fiscal year, Messrs. de Chazal and Goldsmith each declined the issuance to them of options, and Dr. Blackwell received an option for 20,000 Common Shares, under the Directors' Plan. Employee directors did not, in fiscal year 2000, and will not in fiscal year 2001, receive any additional compensation for serving as a director.

     During the 2000 fiscal year, there were six meetings of Symix's Board of Directors. During such period, each of the directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of all committees of the Board of Directors on which he served.

     The Board of Directors has an Audit Committee which has consisted of James
A. Rutherford, Lawrence J. Fox, Guy de Chazal and Roger D. Blackwell, since May 17, 2000. From July 1, 1999 until May 17, 2000, the Audit Committee consisted of Lawrence J. Fox, John T. Tait and Duke W. Thomas. The Audit Committee met once during the 2000 fiscal year. Its function is to review the adequacy of Symix's system of internal controls and audit reports, to investigate the scope and adequacy of the work of Symix's outside auditors and to recommend to the Board of Directors a firm of accountants to serve as Symix's outside auditors.

     The Board of Directors has a Compensation Committee which has consisted of Duke W. Thomas, John T. Tait, Larry L. Liebert and Barry Goldsmith, since May 17, 2000. From July 1, 1999 until May 17, 2000, the Compensation Committee consisted of Duke W. Thomas, Larry L. Liebert, John T. Tait and James A. Rutherford. During the 2000 fiscal year, the principal functions of the Compensation Committee included (i) establishing and reviewing the framework for compensation of Symix's executive officers, (ii) reviewing and acting on management's recommendations with respect to employee compensation and benefits and (iii) reporting and making recommendations to the Board of Directors as to such matters. During fiscal year 2000, the Compensation Committee held three meetings.

     The Board of Directors has a Stock Option Committee which has consisted of Larry L. Liebert, John T. Tait, Barry Goldsmith and Roger D. Blackwell, since May 17, 2000. From July 1, 1999 until May 17, 2000, the Stock Option Committee consisted of Larry L. Liebert, John T. Tait and James A. Rutherford. The principal function of the Stock Option Committee is to administer Symix's stock option plans, including, determining the individuals to whom and the time or times at which options are granted, the number of Common Shares subject to each option, the effective period of each option, the vested rights of each plan participant in his or her options and the other terms and conditions of the options, and exercising such other authority as specified by the provisions of Symix's stock option plans. The Stock Option Committee did not meet during the 2000 fiscal year.

     Symix does not have a nominating committee separate from the Board of Directors.

                             EXECUTIVE COMPENSATION

     The following table shows, as to the Chief Executive Officer and the other four most highly compensated executive officers of Symix whose salary plus bonus exceeded $100,000, information concerning compensation paid for services to Symix in all capacities during the fiscal year ended June 30, 2000, as well as the total compensation paid to each such individual for Symix's two previous fiscal years (if such person was the Chief Executive Officer or an executive officer, as the case may be, during any part of such fiscal years).

                           SUMMARY COMPENSATION TABLE

                                                                                      LONG TERM
                                                                                     COMPENSATION
                                                                                        AWARDS
                                                    ANNUAL COMPENSATION              ------------
                                         -----------------------------------------    SECURITIES
            NAME AND                                                OTHER ANNUAL      UNDERLYING       ALL OTHER
     PRINCIPAL POSITION(S)        YEAR   SALARY ($)   BONUS ($)   COMPENSATION ($)     OPTIONS      COMPENSATION ($)
     ---------------------        ----   ----------   ---------   ----------------   ------------   ----------------
Lawrence J. Fox                   2000    $275,000        None        $36,690(1)          None          $33,000(4)
Chairman of the Board             1999     275,000        None         87,161(2)          None           33,000(4)
                                  1998     275,000        None         53,025(3)          None           32,750(5)
Stephen A. Sasser                 2000    $272,000        None           None             None          $ 6,262(7)
President and Chief Executive
  Officer                         1999     259,500    $101,520           None             None            6,862(8)
                                  1998     242,000     173,800(6)        None             None            6,504(9)
Stephen A. Yount                  2000    $170,000    $ 42,778           None             None          $14,024(11)
Executive Vice President
Business                          1999     162,000      73,830           None           10,000           13,913(12)
Development and Channel
Operations                        1998     155,000     167,510           None           15,000(10)       13,932(13)
Lawrence W. DeLeon                2000    $165,000    $  7,440           None             None          $ 5,055(14)
Executive Vice President Symix    1999     151,750      75,960           None           12,000            5,063(14)
Worldwide Field Operations        1998     144,167      99,500           None           15,000(10)        5,437(14)
Daryll L. Wartluft                2000    $189,000    $ 19,828           None             None          $ 2,684(14)
Executive Vice President
Frontstep                         1999     180,000      69,620        $70,733(15)       26,000            2,563(14)
Product Group                     1998      41,850        None           None           60,000             None

---------------

(1) Includes payment for automobile allowance for 12 months during fiscal 2000, club dues and tax preparation cost.
(2) Includes payment for automobile allowance for 12 months during fiscal 1999, club dues, legal fees and tax preparation costs.
(3) Includes reimbursement of $26,222 for estimated taxes relating to compensation received by the named officer during fiscal year 1998, payment for automobile allowance for 12 months during fiscal year 1998, club dues and tax preparation cost.
(4) Includes $28,000 paid for premiums on split term life insurance on the named officer and Symix's matching contribution to 401(K) Profit Sharing Plan of $5,000.
(5) Includes $28,000 paid for the premiums on split term life insurance on the named officer and Symix's matching contribution to the 401(k) Profit Sharing Plan of $4,750.
(6) Includes $15,800 paid for achievement of 105% of performance targets.
(7) Includes $2,130 paid for premiums on split term life insurance on the named officer and Symix's matching contribution to the 401(K) Profit Sharing Plan of $4,132.
(8) Includes $2,130 paid for the premiums on term life insurance on the named officer and Symix's matching contribution to the 401(k) Profit Sharing Plan of $4,732.
(9) Includes $2,130 paid for premiums on term life insurance on the named officer and Symix's matching contribution to the 401(k) Profit Sharing Plan of $4,374.

(10) Includes 15,000 Common Shares covered by an option granted in July, 1998 for services rendered in fiscal year ended
     June 30, 1998 and the achievement of certain financial performance objectives.
(11) Includes a reduction of $12,500 to the principal balance outstanding on a loan made by Symix to the named officer, and Symix's matching contribution of $1,524 to the 401(K)
     Profit Sharing Plan for the named officer.
(12) Includes a reduction of $12,500 to the principal balance outstanding on a loan made by Symix to the named officer, and Symix's matching contribution of $1,413 to the 401(K)
     Profit Sharing Plan for the named officer.
(13) Includes a reduction of $12,500 to the principal balance outstanding on a loan made by Symix to the named officer, and Symix's matching contribution of $1,432 to the 401(k)
     Profit Sharing Plan for the named officer.
(14) Represents Symix's matching contribution to the 401(k)
     Profit Sharing Plan for the named officer.
(15) Includes payments for relocation costs.

EMPLOYMENT AGREEMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

     STEPHEN A. SASSER. Symix has an employment agreement dated July 5, 1995, as amended in April, 1997 and December, 1998, with Stephen A. Sasser, President and Chief Executive Officer of Symix (the "Agreement"). Mr. Sasser also is a director of the Company. The term of the Agreement extends to July 5, 2002. The Agreement, however, provides for automatic renewal for one additional year each July 4 thereafter unless prior notice of non-renewal is given by Symix to Mr. Sasser at least 150 days, or by Mr. Sasser to Symix at least 120 days, before the expiration of the term of the Agreement or the then extended term of the Agreement. Under the Agreement, Mr. Sasser agrees to serve as President and Chief Executive Officer of Symix. He further agrees to serve as a director of Symix and as an officer and/or director of any of Symix's subsidiaries or affiliates if elected as such.

     The Agreement provides for an annual base salary of not less than $272,000 and additional compensation pursuant to a bonus plan approved by the Compensation Committee of the Symix Board of Directors with an annual target bonus opportunity of $188,000. Mr. Sasser did not meet the target bonus opportunity for fiscal 2000 and did not receive any bonus payment. Mr. Sasser also did not meet his aggregate target bonus opportunity for fiscal 1999. His 1999 bonus payment was $101,520, or 45% of his earnings per share target bonus, plus 90% of his target strategic objectives bonus. Mr. Sasser met the target bonus opportunity of $158,000 for fiscal 1998 that was available to him under the Agreement as it existed prior to the December, 1998 amendment.

     If Mr. Sasser's employment with Symix is terminated as the result of his death or disability (as defined in the Agreement), or by Symix for cause (as defined in the Agreement), then he will be entitled to receive his base salary through the date of termination and bonus compensation as provided for under the Agreement on a pro rata basis to the extent that Symix has achieved certain annual targets and objectives. In the event of termination of Mr. Sasser's employment by Symix other than for cause or disability (in each case, as defined in the Agreement) or by Mr. Sasser within one year after a "change in control" of Symix (as defined in the Agreement), in addition to the prorated base salary and bonus compensation previously described, Mr. Sasser will be entitled to receive an amount equal to his annual base salary, plus an amount equal to the highest bonus earned by him under the terms of the Agreement for any fiscal year prior to the date of termination, and other specified benefits. The Agreement also provides for the grant of two separate options covering 400,000 and 140,000 Common Shares, respectively, to Mr. Sasser as additional consideration. An option for 400,000 Common Shares was granted to Mr. Sasser effective in January, 1996. An option for an additional 140,000 Common Shares was granted to Mr. Sasser in July, 1996 pursuant to the terms of the Agreement.

     Under the Agreement, if any of the compensation or other benefits paid to Mr. Sasser upon termination of his employment by Symix without cause, or upon termination of his employment by Mr. Sasser within a year after a change in control of Symix, result in additional tax to him under Section 4999 of the Internal Revenue Code, then Symix is required to make an additional payment to him so as to provide Mr. Sasser with the benefits he would have received in the absence of such tax.

     The Agreement also requires Symix to maintain a policy of insurance on Mr. Sasser's life in the amount of $1 million, the proceeds of which policy to be payable upon his death to beneficiaries designated by Mr. Sasser or to his estate if no such designation is made.

     LAWRENCE W. DELEON. Symix has agreed to give at least six months prior notice of termination to Lawrence W. DeLeon, Executive Vice President Symix Worldwide Field Operations, in the event his termination of employment occurs within a year after a change in control of Symix and, during such one-year period, Mr. DeLeon does not retain positions with Symix which are the same or comparable to those held by him prior to such change in control.

     MISCELLANEOUS. In addition, awards of stock options to Symix employees, including the named executive officers, generally will vest upon a change in control of Symix (as defined in Symix's employee stock option agreements).

CERTAIN TRANSACTIONS AND RELATIONSHIPS

     On May 10, 2000, the Company sold 400,266 Series A Preferred Shares and issued warrants to purchase 320,212 Common Shares to a group of corporate investors, each of which is controlled by Morgan Stanley Dean Witter & Co. ("MSDW"). The Series A Preferred Shares were sold for $24.00 per share, or an aggregate of approximately $9.6 million in cash. Each Series A Preferred Share is convertible at any time into two (2) Common Shares (subject to adjustment). The warrants are exercisable at an exercise price of $15.00 per share, subject to adjustment, until May 10, 2005. The holders of the Series A Preferred Shares and the warrants have certain registration rights with respect to the Common Shares issuable upon conversion of the Series A Preferred Shares and upon exercise of the warrants. Guy de Chazal, a director of Symix, is Managing Director, President and Chief Executive Officer of MSDW Venture Partners IV, Inc., an entity controlled by MSDW and the member of MSDW Venture Partners IV, LLC. See also footnotes 4 and 5 under "Principal Holders of Securities."

     On May 10, 2000, the Company sold 166,667 Series A Preferred Shares and issued warrants to purchase 133,334 Common Shares to Fallen Angel Equity Fund, L.P. The Series A Preferred Shares were sold for $24.00 per share, or an aggregate of approximately $4 million in cash. Each Series A Preferred Share is convertible at any time into two (2) Common Shares (subject to adjustment). The warrants are exercisable at an exercise price of $15.00 per share, subject to adjustment, until May 10, 2005. The holders of the Series A Preferred Shares and the warrants have certain registration rights with respect to the Common Shares issuable upon conversion of the Series A Preferred Shares and upon exercise of the warrants. Barry Goldsmith, a director of the Company, is the general partner of Fallen Angel Capital, L.L.C., the general partner of Fallen Angel Equity Fund, L.P. See also footnotes 6 and 7 under "Principal Holders of Securities."

     Pursuant to an offer letter dated May 6, 1996, Symix made a loan of $100,000 (the "Loan") to Stephen A. Yount, Vice President America's Field Operations at Symix, in February, 1997. Interest was payable on the Loan at the rate of 5% per annum. The Loan was secured by a second mortgage in favor of Symix on real property located in Franklin County, Ohio. The principal amount of the Loan was reduced cumulatively by increments of $12,500 on June 30 of each fiscal year from 1997 to 2000 for which Mr. Yount met or exceeded 75% of the annual sales quota for new license revenue for Symix products assigned to him for such fiscal year. Mr. Yount exceeded 75% of his annual sales quota for new license revenue for fiscal years 1998, 1999 and 2000, respectively.

     During the Company's last fiscal year, Vorys, Sater, Seymour and Pease LLP rendered legal services on behalf of Symix. Duke W. Thomas, a director of Symix, is a partner in that firm.

     STOCK OPTION GRANTS AND EXERCISES.

     Options granted to Symix executive officers vest and become exercisable in increments of 25% on each anniversary of the grant date, provided the executive officer continues in the employ of Symix, and provided further that, upon the occurrence of certain change in control events (defined in the Symix stock option agreements) all such options outstanding six months or more prior to the date of such change in control event will become fully vested. Symix did not grant stock options to any of its executive officers named in the Summary Compensation Table during fiscal year 2000.

     The following table shows the number of all vested (exercisable) and unvested (not yet exercisable) stock options held by each executive officer named in the Summary Compensation Table at the end of fiscal year 2000, and the value of all such options that were "in the money" (i.e. the market price of the Common Shares covered by the options was greater than the exercise price of the options) at the end of fiscal year 2000.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                      AND
                         FISCAL YEAR END OPTION VALUES

                                                             NUMBER OF SHARES                 VALUE OF
                                                          UNDERLYING UNEXERCISED         UNEXERCISED IN-THE-
                                SHARES                          OPTIONS AT              MONEY OPTIONS HELD AT
                               ACQUIRED       VALUE         FISCAL YEAR END (#)          FISCAL YEAR END ($)
                              ON EXERCISE    REALIZED    -------------------------    -------------------------
            NAME                  (#)          ($)       EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
            ----              -----------    --------    -------------------------    -------------------------
Lawrence J. Fox.............      -0-          -0-            188,000/0                    $775,800/$0
Stephen A. Sasser...........      -0-          -0-         505,000/35,000              $2,159,200/$44,800
Stephen A. Yount............      -0-          -0-         106,250/18,750                  $165,500/$0
Lawrence W. DeLeon..........      -0-          -0-          91,750/35,250                $229,200/$6,400
Daryll L. Wartluft..........      -0-          -0-          36,500/49,500                     $0/$0

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Since May 17, 2000, the Symix Compensation Committee has consisted of Messrs. Tait, Liebert, Thomas and Goldsmith. From July 1, 1999 until May 17, 2000, the Symix Compensation Committee consisted of Messrs. Tait, Liebert, Rutherford and Thomas.

     Mr. Thomas is a partner of the law firm of Vorys, Sater, Seymour and Pease LLP. During fiscal 2000, Symix used, and anticipates that it will continue to use, the services of such firm.

     Mr. Goldsmith is the general partner of Fallen Angel Capital, L.L.C., which is the general partner of Fallen Angel Equity Fund, L.P. On May 10, 2000, Symix sold 166,667 Series A Preferred Shares and issued warrants to purchase 133,334 Common Shares to Fallen Angel Equity Fund, L.P., as described above under the heading "Certain Transactions and Relationships" and in footnotes 6 and 7 under "Principal Holders of Securities."

     In accordance with rules promulgated by the Commission, the information included under the captions "Report of the Compensation Committee of the Board of Directors on Executive Compensation" and "Performance Graph" will not be deemed to be filed or to be proxy soliciting material or incorporated by reference in any prior or future filings by Symix under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

                  REPORT OF THE COMPENSATION COMMITTEE OF THE
                  BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     The compensation of Symix's executive officers generally is determined by the Compensation Committee of the Symix Board of Directors. Each member of the Compensation Committee is a director who is not an employee of Symix or any of its subsidiaries and is not eligible to participate in any of the employee benefit plans that the Compensation Committee administers. The Compensation Committee met three times in fiscal year 2000. The following report with respect to certain compensation paid or awarded to Symix's executive officers during fiscal year 2000 is furnished by the directors who comprise the Symix Compensation Committee.

GENERAL POLICIES

     Symix's compensation programs are intended to enable Symix to attract, motivate, reward and retain the management talent required to achieve its corporate objectives in a rapidly changing industry, and thereby increase shareholder value. It is Symix's policy to provide incentives to its senior management to achieve these objectives and to reward exceptional performance and contributions to the development of Symix's business. To attain these objectives, Symix's executive compensation program includes a base salary, coupled with a bonus incentive component which is based on the performance of Symix described below, and various other benefits including medical and 401(k) plan contributions generally available to all employees of Symix. Significant emphasis is given to the variable components of total compensation in order to reinforce the relationship between financial reward and the achievement of management objectives.

     The Compensation Committee annually establishes the base salaries which will be paid to Symix's executive officers during the year. In setting base salaries, the Compensation Committee takes into account certain factors, such as current compensation, financial performance of Symix and qualitative factors bearing on an individual's experience, responsibilities, management, leadership abilities and job performance.

     During the last fiscal year, the executive officers and other management employees of Symix ("Participants") participated in a compensation plan based upon the performance of Symix (the "Bonus Plan"). Performance targets were established by the Compensation Committee for executive officers and by the executive officers for all other Participants. Total targeted compensation was determined based on average compensation levels for the industry. Generally, a Participant earned a base salary plus an annual bonus based upon the performance of Symix as reflected by Symix's operating revenues and earnings per share for the year in relation to its financial plan for the year (the "Annual Bonus"). Under the Bonus Plan, the earnings per share for the year was required to be at least ninety percent (90%) of the targeted earnings per share before any Annual Bonus is paid. In addition, individual bonus plans contained other variable components related to management objectives, operating margins and market and geographic revenue targets. Variable components of the Bonus Plan are self-correcting to reflect over or under achievement on a quarterly basis. A maximum of 200% of the targeted bonus based upon earnings per share and revenue objectives was payable under the Bonus Plan in the event that actual performance of the Company exceeded 150% of targeted performance. The Annual Bonus was paid after the release of earnings for the fiscal year. Some executive officers also were eligible for quarterly bonus payments based on achieving quarterly revenue and profit targets and/or achieving predefined objectives approved by the Compensation Committee. The quarterly bonuses were paid within sixty (60) days following the quarter. Symix's Chief Executive Officer is not a participant in the Bonus Plan.

     Symix did not meet its targeted earnings per share objectives for fiscal 2000. The Participants received 0% of the targeted bonus components related to earnings per share objectives and an aggregate payment of $105,938 relating to the accomplishment of other variable components and achievements of certain management objectives.

     Many of Symix's employees, including its executive officers, also are eligible to be granted stock options periodically in order to more directly align their interests with the long-term financial interests of Symix's shareholders. The Compensation Committee believes that the grant of stock options is an effective means of linking the compensation of executive officers to increases in shareholder wealth as is reflected in the market price of the Common Shares.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     Stephen A. Sasser was elected Chief Executive Officer of Symix in January, 1999. Generally, the Compensation Committee analyzes and considers the same factors in determining the base salary of Symix's Chief Executive Officer as it does for the other Symix executive officers, including historical compensation and scope of responsibilities. Mr. Sasser and Symix entered into an employment agreement in 1995. The employment agreement was amended in April, 1997 and in December, 1998, and the term of the employment agreement extends to July, 2002. The employment agreement provides for automatic one-year extensions unless sooner terminated by either party. Under the employment agreement, Mr. Sasser receives a base salary of not less than $272,000 plus certain other benefits. The employment agreement also entitles Mr. Sasser to receive bonus compensation approved by the Compensation Committee, with an annual target bonus of $188,000, of which 80% is based upon targeted earnings per share and 20% is based upon other strategic objectives. The Compensation Committee may increase Mr. Sasser's base salary and performance-based compensation above the levels established by his employment agreement to reflect Symix's performance. Mr. Sasser did not meet the targeted bonus objectives in fiscal 2000 and did not receive any bonus payment.

     The terms of Mr. Sasser's employment agreement are described under "Executive Compensation -- Employment Agreement and Change-in-Control Arrangements" on page 9.

                          THE COMPENSATION COMMITTEE:
                                Barry Goldsmith
                                Larry L. Liebert
                                John T. Tait
                                Duke W. Thomas

                               PERFORMANCE GRAPH

     The following graph sets forth a comparison of the cumulative total returns on (i) the Common Shares, (ii) the Nasdaq Stock Market Index and (iii) a peer group of issuers similar to Symix, for the five year period ended June 30, 2000.

     Information reflected on the performance graph assumes an investment of $100 on June 30, 1995 in each of the Common Shares, the Nasdaq Stock Market Index and a peer group of issuers similar to Symix. Cumulative total return assumes reinvestment of dividends. The stock price performance shown on the graph is not necessarily indicative of future price performance.

                                                  NASDAQ STOCK MKT (US)            PEER GROUP              SYMIX SYSTEMS, INC.
                                                  ---------------------            ----------              -------------------
6/95                                                        100                         100                         100
6/96                                                     128.39                      216.57                      196.88
6/97                                                     156.14                      380.53                       287.5
6/98                                                     205.58                      513.49                      515.63
6/99                                                     296.03                      209.71                      256.25
6/00                                                     437.27                      157.16                      221.88

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Symix executive officers and directors, and persons who beneficially own more than 10% of the outstanding Common Shares, to file initial reports of ownership and reports of changes in ownership of their equity securities of Symix with the Commission and the National Association of Securities Dealers, Inc. Symix executive officers, directors and greater than 10% beneficial owners are required by Commission regulations to furnish Symix with copies of all Section 16(a) forms filed by them. Other than as described in the following paragraph, and based solely on a review of the copies of such forms furnished to Symix and written representations from Symix's executive officers and directors, Symix believes that all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with for fiscal 2000.

     Catherine K. DeRosa exercised employee stock options for 24,000 Common Shares on February 18, 2000. Ms. DeRosa subsequently sold 500 of those Common Shares on February 28, 2000 and 23,500 of those Common Shares on February 29, 2000. Ms. DeRosa should have reported these transactions on a Form 4 by March 10, 2000. Ms. DeRosa reported the transactions on a Form 5 on August 11, 2000. Ms. DeRosa resigned as an employee and officer of the Company on May 31, 2000. Mr. Goldsmith became a director of the Company on May 10, 2000 and filed a Form 3 on May 19, 2000. The Form 3 was amended on September 19, 2000 to reflect the ownership of 20,000 Common Shares by Mr. Goldsmith, which should have been reflected on the original Form 3 filing.

                                   PROPOSAL 2

     APPROVAL OF AN AMENDMENT TO THE AMENDED ARTICLES OF INCORPORATION, AS AMENDED, OF SYMIX (THE "ARTICLES") TO CHANGE THE NAME OF SYMIX TO "FRONTSTEP, INC."

     The Symix Board of Directors recommends that the Symix shareholders approve an amendment to Symix's Articles to change the name of the Company from "Symix Systems, Inc." to "Frontstep, Inc." The Board of Directors believes it is in the best interests of the Company to change its name at this time to recognize the Company's business expansion into the world of e-business.

     Symix's business historically has focused on providing enterprise resource planning software solutions to mid-sized manufacturing and distribution companies and business units of larger companies. Over the past three years, Symix has gradually expanded its business to include a comprehensive suite of integrated business to business e-business product offerings. The Company achieved this expansion through internal development, partnerships with third party software vendors and acquisitions. These acquisitions included Pritsker Corporation (advanced planning and scheduling solution) in fiscal 1998, Distribution Architects International, Inc. (supply chain management and e-commerce products) in fiscal 1999 and Profit Solutions, Inc. (customer relationship management software) in fiscal 2000. As a result, the Company today sells an integrated e-business suite of products including storefronts, customer relationship management with channel management, procurement and supply chain management. Through Active Link, the Company's workflow automation and open architecture integration tool, this e-business suite of products can be offered as part of the Company's traditional core enterprise systems, SyteLine and SyteCentre, or can be integrated with third party enterprise software solutions.

     Following its change of name, the Company plans to continue to sell its total business system solution to manufacturers, including both the e-business and traditional enterprise resource planning products under the "Symix" brand name. Additional channels selling Symix's e-business suite of products also have been established under the "Frontstep" brand name and will target distribution companies and third party partners such as consulting firms, resellers, application service providers and trading exchanges. As a result, the Company plans to promote itself as a provider of a "total business solution" which combines an e-business suite of products with its traditional enterprise resource planning products.

     If approved by the shareholders, the amendment will become effective upon filing a certificate of amendment to the Articles with the Secretary of State of Ohio, which filing is expected to be made shortly after the Annual Meeting. Shareholders will not be required to exchange any outstanding share certificates for certificates containing the Company's new name. Share certificates reflecting the name Frontstep, Inc. will be issued upon any purchase, sale or other disposition of shares following the effective date of the name change.

PROPOSAL

     Shareholders are requested to approve the following resolution to amend the Articles of the Company:

     RESOLVED, that Article FIRST of the Company's Amended Articles of Incorporation, as amended, be, and it hereby is, deleted in its entirety and amended to read as follows:

     FIRST: The name of the corporation shall be Frontstep, Inc.

VOTE REQUIRED

     The affirmative vote of the holders of at least two-thirds (2/3) of the outstanding Common Shares and outstanding Series A Preferred Shares, voting together as a single class, is required for approval of the proposed amendment to the Articles to change the name of the Company.

     For purposes of determining whether such a vote has been obtained, abstentions and broker non-votes will have the same effect as votes against the proposal.

     SYMIX'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF PROPOSAL 2.

                                   PROPOSAL 3

     APPROVAL OF AMENDMENTS TO THE COMPANY'S ARTICLES TO PERMIT THE HOLDERS OF SYMIX PREFERRED SHARES, INCLUDING THE SERIES A PREFERRED SHARES, TO HAVE THE RIGHT TO MORE THAN ONE VOTE PER SHARE.

     The Symix Board of Directors recommends that Symix shareholders approve amendments to the Company's Articles to permit the holders of Symix preferred shares designated by the Symix Board of Directors, including the outstanding Series A Preferred Shares, to have the right to more than one vote per share. Presently Symix has authorized one million preferred shares, each without par value, of which 566,933 designated as Series A Preferred Shares are issued and outstanding.

     Section 1701.04 of the Ohio Revised Code (the "Code") requires the express terms of shares of Symix to be specified in the Articles. The second full paragraph of Article FOURTH currently provides that:

        Each outstanding common share and each outstanding preferred share shall entitle the holder thereof to one vote on each matter properly submitted to the shareholders for their vote, consent, waiver, release or other action. No shareholder of the corporation shall have, as a matter of right, the right to cumulate his voting power.

     The Symix Board of Directors proposes that the second full paragraph of Article FOURTH be amended to read in its entirety as follows:

        Each outstanding common share shall entitle the holder thereof to one vote on each matter properly submitted to the holders of the common shares for their vote, consent, waiver, release or other action. EACH OUTSTANDING PREFERRED SHARE SHALL ENTITLE THE HOLDER TO THE NUMBER OF VOTES SPECIFIED IN THE AMENDMENT TO THESE ARTICLES ADOPTED BY THE BOARD OF DIRECTORS OF THE CORPORATION DESIGNATING SUCH PREFERRED SHARES, WHICH MAY BE MORE THAN ONE VOTE PER SHARE, ON EACH MATTER PROPERLY SUBMITTED TO THE HOLDERS OF THE PREFERRED SHARES FOR THEIR VOTE, CONSENT, WAIVER, RELEASE OR OTHER ACTION. No shareholder of the corporation shall have, as a matter of right, the right to cumulate his voting power.

     Pursuant to Section 1701.06 of the Code, the last full paragraph of Article FOURTH presently authorizes the Symix Board of Directors to amend the Articles to designate the terms of preferred shares and provides that:

        The directors of the corporation may adopt an amendment to the articles in respect of any unissued or treasury shares of any class and thereby fix or change: the division of such shares into series and the designation and authorized number of shares of each series; the dividend or distribution rate; the dates of payment of dividends or distributions and the dates from which they are cumulative; liquidation price; redemption rights and price; sinking fund requirements; conversion rights; and restrictions on the issuance of any class or series.

     The Symix Board of Directors proposes that the last full paragraph of Article FOURTH be amended to read in its entirety as follows:

        The directors of the corporation may adopt an amendment to these articles in respect of any unissued or treasury shares of any class and thereby fix or change: the division of such shares into series and the designation and authorized number of shares of each series; VOTING RIGHTS, WHICH MAY BE MORE THAN ONE VOTE PER SHARE; the dividend or distribution rate; the dates of payment or dividends or distributions and the dates from which they are cumulative; liquidation price; redemption rights and price; sinking fund requirements; conversion rights; and restrictions on the issuance of shares of any class or series.

     In May, 2000, the Symix Board of Directors amended the Articles to designate 566,933 Series A Preferred Shares. All of the authorized Series A Preferred Shares were issued in a private placement on May 10, 2000 to a group of accredited investors, including Morgan Stanley Dean Witter Venture Partners IV, L.P. ("MSVP IV"), Morgan Stanley Dean Witter Venture Investors IV, L.P. ("MSVI IV"), Morgan Stanley Dean Witter Venture Offshore Investors IV, L.P. ("MSVOI IV"), Morgan Stanley Dean Witter Equity Funding, Inc. ("Equity Funding") and Fallen Angel Equity Fund, L.P. ("Fallen Angel") (collectively, the "Investors"). In connection with the issuance of the Series A Preferred Shares, Symix entered into a Securities Purchase Agreement dated May 10, 2000 with the Investors (the "Securities Purchase Agreement"). The Securities Purchase Agreement requires Symix to use its reasonable best efforts to amend the Articles at the Annual Meeting and to take such other action in accordance with Ohio law as required to allow any Symix preferred shares currently outstanding or designated in the future by action of the Symix Board of Directors, including the Series A Preferred Shares, to have the right to more than one vote per share.

     Currently, there are 566,933 Series A Preferred Shares outstanding and holders of Series A Preferred Shares are entitled to one vote per share. Holders of Series A Preferred Shares also are entitled to vote with holders of Symix Common Shares, voting together as a single class, on all matters submitted for a vote of holders of Symix Common Shares. However, if the Articles are amended to permit holders of Symix's authorized preferred shares to have more than one vote per share, under existing provisions of the Articles, holders of Series A Preferred Shares, automatically and without any further action by Symix, the shareholders or the Symix Board of Directors, will have a number of votes equal to the number of votes to which the holder of Common Shares issuable upon conversion of Series A Preferred Shares would have been entitled if such Common Shares had been outstanding at the time of the applicable vote and record date. Each Series A Preferred Share presently is convertible into Common Shares on a 2-for-1 basis and, therefore, if the proposed amendments to the Articles were currently in effect, the holders of the Series A Preferred Shares would be entitled to two votes for each Series A Preferred Share held, subject to adjustments.

     The conversion rate applicable to Series A Preferred Shares is subject to certain adjustments from time to time if Symix: (i) pays a share dividend or makes a distribution to holders of Common Shares; (ii) combines Common Shares into a smaller number of shares; (iii) issues by reclassification other securities; (iv) issues Common Shares for no consideration or for consideration per share less than the conversion price then in effect for the Series A Preferred Shares; (v) fixes a record date for the issuance of rights, options or warrants to holders of Common Shares or other securities entitling them to subscribe for or purchase within 60 days of the record date Common Shares at a price per share, or having a conversion price per share, if a convertible security, less than the conversion price for Series A Preferred Shares in effect on the record date; (vii) issues rights, options (other than under an employee plan approved by Symix's Board of Directors), warrants for Common Shares or securities convertible into Common Shares, or convertible securities at a purchase or exercise price per share less than the conversion price for Series A Preferred Shares; or (viii) fixes a record date for a dividend or distribution to holders of Common Shares of evidences of indebtedness, cash, assets or other property.

     Under the terms of an Investor Rights Agreement dated May 10, 2000 among Symix and the Investors, the current holders of the outstanding Series A Preferred Shares have preemptive rights to purchase all or any portion of any equity securities, or any securities which may be converted into or exchanged or exercised for any equity securities, offered by Symix. This means that if the Symix Board of Directors designates a new series of preferred shares, then each holder of Series A Preferred Shares will have the prior right to purchase an amount of such new preferred shares offered by Symix which is required to maintain its proportionate ownership interest in Symix.

     MSVP IV, MSVI IV, MSVOI IV and Equity Funding are controlled by Morgan Stanley Dean Witter & Co. ("MSDW"). Guy de Chazal, a director of Symix, also is Managing Director, President and Chief Executive Officer of MSDW Venture Partners IV, Inc., a wholly-owned subsidiary of MSDW. See also footnotes 4 and 5 under "Principal Holders of Securities."

     Barry Goldsmith, a director of Symix, is the general partner of Fallen Angel Capital, L.L.C., which is the general partner of Fallen Angel. See also footnotes 6 and 7 under "Principal Holders of Securities."

     Holders of Common Shares are entitled to one vote for each share held. If the proposed amendments are approved, the Symix Board of Directors would be able to authorize the issuance of Symix preferred shares which would entitle the holders of the shares to more than one vote per share, without the necessity of obtaining the approval of Symix shareholders. Holders of Common Shares do not have preemptive or similar rights, which means that current holders of Common Shares do not have a prior right to purchase any new preferred shares which may be authorized or designated by the Company's Board of Directors and issued by Symix.

     Preferred shares may be issued by Symix for any proper corporate purpose including, without limitation: acquiring other businesses or technologies in exchange for Symix preferred shares; entering into joint venture arrangements with other companies in which Symix preferred shares or the right to acquire Symix preferred shares are part of the consideration; share splits or share dividends; raising capital through the sale of Symix preferred shares; and attracting and retaining valuable employees by the issuance of additional stock options or use of stock-based plans. At the present time, the Symix Board of Directors has no current plans to authorize or issue any additional Symix preferred shares for any such purposes.

     If the proposed amendments are adopted, the Symix Board of Directors could establish voting rights for Symix preferred shares that would be greater than the voting rights of holders of Common Shares or Series A Preferred Shares. In addition, in the event of an unsolicited attempt or proposal to acquire control of Symix, the Symix Board of Directors could use the ability to designate more than one vote per share for Symix preferred shares to deter such efforts to gain control of Symix through the sale of preferred shares. The effect of such issuances may be to discourage the acquisition or proposal to acquire a controlling interest in Symix possibly at prices that otherwise could exceed the market price for Common Shares. Such issuance also could serve to maintain the current management and current Board of Directors of Symix. Except as disclosed in this proxy statement, the Symix Board of Directors has no current plans or proposals to adopt other amendments to the Articles or other provisions or to enter into any other arrangements that may have material anti-takeover effects.

     If the proposed amendments to the Articles are adopted, the amendments will become effective upon the filing of a certificate of amendment to the Articles specifying the amendments with the Secretary of State of Ohio.

VOTE REQUIRED

     The affirmative vote of the holders of at least two-thirds (2/3) of the outstanding Common Shares and outstanding Series A Preferred Shares, voting together as a single class, plus the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding Common Shares and at least 75% of the outstanding Series A Preferred Shares, is required for approval of the proposed amendments to the Articles to permit the designation of Symix preferred shares with more than one vote per share.

     For purposes of determining whether such a vote has been obtained, abstentions and broker non-votes will have the same effect as votes against the proposal.

     SYMIX'S BOARD OR DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF PROPOSAL 3.

                                   PROPOSAL 4

     APPROVAL OF THE ISSUANCE OF COMMON SHARES UPON CONVERSION OF SERIES A PREFERRED SHARES AND/OR UPON EXERCISE OF OUTSTANDING WARRANTS AT A PRICE PER SHARE WHICH IS LESS THAN THE MARKET PRICE PER SHARE OF COMMON SHARES ON THE DATE THAT THE SERIES A PREFERRED SHARES ORIGINALLY WERE ISSUED. The complete terms of the Series A Preferred Shares as set forth in the Articles is contained in Appendix A to this proxy statement. The complete terms of the form of warrants are set forth in Appendix B to this proxy statement.

     The Board of Directors of Symix recommends that Symix shareholders approve the issuance of Common Shares upon conversion of Series A Preferred Shares and/or upon exercise of outstanding warrants, if required under the specific terms of the Series A Preferred Shares and/or under the form of warrants, as the case may be, at a price per share which is less than the market price per share of Common Shares on the date the Series A Preferred Shares originally were issued.

     On May 10, 2000, Symix issued 566,933 Series A Preferred Shares to the Investors. Each outstanding Series A Preferred Share presently is convertible into two Common Shares at the initial base conversion price of $12.00 per share. Both the conversion price per share and the conversion rate applicable to the Series A Preferred Shares are subject to adjustment from time to time, with a few exceptions, if Symix (i) pays a share dividend or makes a distribution to holders of Symix Common Shares; (ii) combines Symix Common Shares into a smaller number of shares; (iii) issues by reclassification other securities; (iv) issues Symix Common Shares for no consideration or for consideration per share less than the conversion price then in effect for the Series A Preferred Shares; (v) fixes a record date for the issuance of rights, options or warrants to holders of Symix Common Shares or other securities entitling them to subscribe for or to purchase within 60 days of the record date Symix Common Shares at a price per share, or having a conversion price per share, if a convertible security, less than the conversion price for the Series A Preferred Shares in effect on the record date; (vii) issues rights, options (other than under an employee plan approved by Symix's board of directors), warrants for Symix Common Shares or securities convertible into Symix Common Shares, or convertible securities at a purchase or exercise price per share less than the conversion price for the Series A Preferred Shares; or (viii) fixes a record date for a dividend or distribution to holders of Symix Common Shares of evidences of indebtedness, cash, assets or other property.

     In addition, if the weighted average of the last reported sale price per share of Symix Common Shares for the 40 consecutive trading days immediately preceding May 10, 2004 is less than $12.00, then the conversion price then in effect for Series A Preferred Shares is required to be reduced to the weighted average sales price. The reduced conversion price will become effective 30 days after May 10, 2004 unless Symix has given the holders of Series A Preferred Shares written notice of Symix's intent to redeem the shares. If Symix sets a record date for payment of a dividend or other distribution to holders of Common Shares and later abandons its plan to pay the dividend or to make the distribution, then any prior adjustment to the conversion price per share or the conversion rate relating to Series A Preferred Shares will be reversed.

     On May 10, 2000, Symix also issued to the Investors warrants to purchase an aggregate of 453,546 Symix Common Shares at an exercise price of $15.00 per share, subject to adjustments (the "Warrants"). The Warrants currently are exercisable through May 10, 2005. The Warrants contain anti-dilution provisions which require the exercise price to be adjusted, in certain cases, if Symix (i) issues, subdivides, splits, combines or reclassifies Symix's Common Shares; (ii) declares a share dividend or makes a share distribution of Common Shares; (iii) fixes a record date for the issuance of rights, options or warrants to holders of Symix securities which entitle them to subscribe for or to purchase Common Shares for a period of less than 60 days after the record date at a purchase price per share less than the exercise price per share under the Warrants; (iv) issues rights, options, warrants or convertible securities with a price per share of less than the exercise price per share for the Warrants; or (v) fixes a record date for making a dividend or distribution of evidences of indebtedness, cash, assets or other property to holders of Common Shares.

     Under rules of the Nasdaq Stock Market, Inc., Symix is required to obtain shareholder approval for the issuance of Common Shares upon conversion of Series A Preferred Shares or upon exercise of Warrants at a price which is less than the market value of Common Shares on the date the Series A Preferred Shares and the Warrants were issued (the "Issuance Date") if the number of Common Shares issuable upon conversion of Series A Preferred Shares and upon exercise of Warrants equals or exceeds 20% of the number of Common Shares outstanding prior to the issuance of the Series A Preferred Shares and the Warrants. On the Issuance Date, there were 7,503,657 Common Shares outstanding, the conversion price of the Series A Preferred Shares was $12.00 per share, the exercise price for the Warrants was $15.00 per share and the closing sales price per share for Common Shares was $9.1875.

     The anti-dilution and other provisions applicable to Series A Preferred Shares may require the conversion price per share for Common Shares issuable upon conversion of Series A Preferred Shares to be reduced to less than the market value per share of Common Shares on the Issuance Date. In addition, the Warrants contain anti-dilution provisions which may require the exercise price per share under the Warrants to be reduced to below the market value per share of Common Shares on the Issuance Date.

     The Investors have agreed that, without the prior approval of Symix shareholders as required under the Nasdaq Stock Market rules, no adjustment will be made to the conversion price per share of Series A Preferred Shares, and no adjustment will be made to the exercise price per share of Warrants, which reduces the conversion price per share or the exercise price per share, as the case may be, to an amount which is less than the market price per share of Common Shares on the Issuance Date. Symix has agreed with the Investors to submit to Symix shareholders at the Annual Meeting a proposal to approve the issuance of Common Shares upon conversion of Series A Preferred Shares at an adjusted conversion price per share, and upon exercise of Warrants at an adjusted exercise price per share, if required, which is less than the market price per share of Common Shares on the Issuance Date.

     Guy de Chazal, a director of Symix, also is a Managing Director, President and Chief Executive Officer of MSDW Venture Partners IV, Inc., a wholly-owned subsidiary of MSDW. See also footnotes 4 and 5 under "Principal Holders of Securities."

     Barry Goldsmith, a director of Symix, is the general partner of Fallen Angel Capital, L.L.C., which is the general partner of Fallen Angel. See also footnotes 6 and 7 under "Principal Holders of Securities."

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the Shares represented in person or by proxy and voted at the Annual Meeting is required for approval of the issuance of Common Shares upon conversion of Series A Preferred Shares and/or upon exercise of Warrants at a price per share which is less than the market price for Common Shares on the Issuance Date.

     For purposes of determining whether such a vote has been obtained, abstentions and broker non-votes will have the same effect as a vote against the proposal.

     SYMIX'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF PROPOSAL 4.

                       SELECTION OF INDEPENDENT AUDITORS

     Ernst & Young LLP has audited the books and accounts of Symix and its subsidiaries since 1984. Ernst & Young LLP has advised that neither the firm nor any of its partners has any direct or indirect financial interest in Symix or any of its subsidiaries. It is expected that representatives of Ernst & Young LLP will be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. Symix is in the process of selecting its auditors for its current fiscal year. Symix is evaluating proposals from Ernst & Young LLP and from several other auditing firms, with the intent of choosing an auditing firm with demonstrated experience in auditing the books and records of companies similar to Symix.

                                 ANNUAL REPORT

     The 2000 Symix Annual Report to Shareholders, which includes consolidated financial statements for Symix and its subsidiaries, accompanies this Proxy Statement. SYMIX WILL PROVIDE, WITHOUT CHARGE, TO ANY PERSON SOLICITED (UPON WRITTEN OR ORAL REQUEST OF SUCH PERSON), A COPY OF SYMIX'S ANNUAL REPORT ON FORM 10-K FOR ITS 2000 FISCAL YEAR, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES

THERETO, REQUIRED TO BE FILED WITH THE COMMISSION. SUCH REQUEST SHOULD BE ADDRESSED TO DANIEL P. BUETTIN, SECRETARY, SYMIX SYSTEMS, INC., 2800 CORPORATE EXCHANGE DRIVE, SUITE 400, COLUMBUS, OHIO 43231, (614) 523-7000.

                                 OTHER MATTERS

     Pursuant to applicable rules of the Commission, the enclosed form of Proxy may confer discretionary voting authority with respect to any other matter raised at the Annual Meeting, if Symix did not receive notice of such matter by August 29, 2000. Symix has not received notice of any other matters to be brought before the Annual Meeting. Accordingly, the persons named as proxies in the enclosed form of Proxy intend to vote the shares represented thereby in their discretion, as the Board of Directors may recommend, on any other matter properly raised at the Annual Meeting.

     The enclosed Proxy is being solicited by the Board of Directors of Symix, and Symix will bear the cost of solicitation of Proxies. In addition to the use of the mails, Proxies may be solicited by officers, directors and regular employees of Symix, personally or by telephone, telegraph, facsimile or other communication methods. No solicitation will be made by specially engaged employees or other paid professional Proxy solicitors. Fifth Third Bank, the share transfer agent for Symix, may conduct proxy solicitations on behalf of Symix and receive reimbursement for reasonable out-of-pocket expenses.

SHAREHOLDER PROPOSALS

     Any qualified shareholder of Symix who intends to submit a proposal to Symix shareholders at the 2001 annual meeting of shareholders must submit such proposal to Symix not later than June 13, 2001 to be considered for inclusion in Symix's Proxy Statement and form of Proxy relating to that meeting.

     If a shareholder intends to present a proposal at the 2001 annual meeting of shareholders, but has not sought the inclusion of such proposal in Symix's proxy statement and form of proxy, such proposal must be received by Symix at its corporate offices prior to August 27, 2001, or Symix's management proxies for the 2001 annual meeting will be entitled to use their discretionary voting authority if such proposal is presented at that Annual Meeting, without any discussion of the matter in the Company's proxy statement or form of proxy.

                                            By order of the Board of Directors

                                            /s/ Stephen A. Sasser
                                            STEPHEN A. SASSER,
                                            President

Dated: October 11, 2000

                                                                      APPENDIX A

                                                              Expedite this form
                                                                   [X] Yes

[SEAL]
                       PRESCRIBED BY J. KENNETH BLACKWELL

     Please obtain fee amount and mailing instructions from the Forms Inventory List (using the 3 digit form # located at the bottom of this form). To obtain the Forms Inventory List or for assistance, please call Customer Service:

     Central Ohio: (614)-466-3910 Toll Free: 1-877-SOS-FILE (1-877-767-3453)

                            CERTIFICATE OF AMENDMENT
                                BY DIRECTORS OF

                              SYMIX SYSTEMS, INC.
                 ---------------------------------------------
                             (NAME OF CORPORATION)

                                     626239
                            ------------------------
                                (CHARTER NUMBER)

     Lawrence W. DeLeon, who is the Secretary of the above named Ohio corporation organized for profit, does hereby certify that: (P1:

     [ ] a meeting of the shareholders was duly called and held on ____________.
                                                                      (date)

     [X] in a writing signed by all the Directors pursuant to Section 1701.54 of the Ohio Revised Code, the following resolution was adopted pursuant to Section 1701.70(B)(1) of the Ohio Revised Code:

     RESOLVED, THAT PURSUANT TO THE AUTHORITY VESTED IN THE BOARD OF DIRECTORS OF THE CORPORATION UNDER ARTICLE FOURTH OF THE AMENDED ARTICLES OF INCORPORATION OF THE CORPORATION, AS AMENDED, ARTICLE FOURTH OF SAID AMENDED ARTICLES OF INCORPORATION BE, AND THE SAME HEREBY IS, AMENDED TO DESIGNATE AUTHORIZED AND UNISSUED PREFERRED SHARES, EACH WITHOUT PAR VALUE, OF THE CORPORATION AS "SERIES A CONVERTIBLE PARTICIPATING PREFERRED SHARES" AND TO FIX THE TERMS OF SUCH PREFERRED SHARES, SAID ARTICLE FOURTH, AS SO AMENDED, TO READ IN ITS ENTIRETY AS SET FORTH IN EXHIBIT A ATTACHED HERETO AND MADE A PART HEREOF (THE "AMENDMENT").

     IN WITNESS WHEREOF, the above named officer, acting for and on behalf of the corporation, has hereunto subscribed HIS name on May 10, 2000
                                ---------------------
                                      (gender)

                                            By: /s/ LAWRENCE W. DELEON

                                            Title: Secretary

                                   EXHIBIT A

     FOURTH: The authorized number of shares of the corporation shall be 21,000,000, of which 20,000,000 shares shall be common shares, each without par value, and 1,000,000 shares shall be preferred shares, each without par value.

     Each outstanding common share and each outstanding preferred share shall entitle the holder thereof to one vote on each matter properly submitted to the shareholders for their vote, consent, waiver, release or other action. No shareholder of the corporation shall have, as a matter of right, the right to cumulate his voting power.

     1. NUMBER AND DESIGNATION. 566,933 preferred shares of the corporation shall be designated as Series A Convertible Participating Preferred Shares (the "Series A Preferred Shares").

     2. RANK. The Series A Preferred Shares shall, with respect to the dividend rights specified herein and rights on liquidation, dissolution and winding up, rank prior to all classes the Corporation's capital stock, including the Corporation's common shares, no par value (the "Common Shares"). All equity securities of the Corporation to which the Series A Preferred Shares rank prior (whether with respect to dividends or upon liquidation, dissolution, winding up or otherwise), including the Common Shares, are collectively referred to herein as the "Junior Securities." All equity securities of the Corporation with which the Series A Preferred Shares ranks on a parity (whether with respect to dividends or upon liquidation, dissolution or winding up) are collectively referred to herein as the "Parity Securities." The respective definitions of Junior Securities and Parity Securities shall also include any rights or options exercisable for or convertible into any of the Junior Securities and Parity Securities, as the case may be. The Series A Preferred Shares shall be subject to the creation of Junior Securities.

     3. VOTING RIGHTS. Except as otherwise provided herein or as otherwise provided by applicable law, the Holders of the Series A Preferred Shares (i) shall be entitled to vote with the Holders of the Common Shares, voting together as a single class, on all matters submitted for a vote of Holders of Common Shares, (ii) shall be entitled to one vote per Series A Preferred Share held; provided that upon amendment of the corporation's articles of incorporation to permit the corporation's authorized preferred shares to have more than one vote per share as permitted under the Act, the Holders of the Series A Preferred Shares shall have a number of votes equal to the number of votes to which Common Shares issuable upon conversion of such Series A Preferred Shares would have been entitled if such Common Shares had been outstanding at the time of the applicable vote and related record date and (iii) shall be entitled to notice of any shareholders' meeting in accordance with the articles of incorporation and regulations of the corporation.

     4. LIQUIDATION RIGHTS. If the corporation shall be voluntarily or involuntarily liquidated, dissolved or wound up (each a "Liquidation Event") at any time when any of the Series A Preferred Shares shall be outstanding, the Holders of the then outstanding Series A Preferred Shares shall have a preference against the assets of the corporation available for distribution to the Holders of the corporation's equity Securities equal to the greater of (a) $24 per Series A Preferred Shares (as adjusted for any share dividends, combinations or splits with respect to the Series A Preferred Shares), plus accumulated, but unpaid, dividends, if any (the "Preference Amount") or (b) the amount that would be received by a Holder of the number of Common Shares underlying the Series A Preferred Shares (subject to anti-dilution adjustments described below) in such liquidation or winding up if all of the Series A Preferred Shares were converted into Common Shares immediately prior to the liquidation or winding up. Notwithstanding the foregoing, at the election of the Holders of 75% or more of the Series A Preferred Shares then outstanding, (i) the consolidation or merger of the corporation into or with any other entity or entities which results in the exchange of outstanding shares of the corporation for securities or other consideration issued or paid or caused to be issued or paid by any such entity or Affiliate thereof (other than (x) a merger solely for the purpose of reincorporating the corporation in a different jurisdiction or
(y) a consolidation or merger in which the corporation is the surviving entity and in which the corporation's Voting Shares outstanding immediately prior to such merger or consolidation are exchanged or converted into or constitute more than 50% of the corporation's Voting Stock after such consolidation or merger);
(ii) the sale or transfer by the corporation of all or substantially all of its assets otherwise than to one or more Subsidiaries; or (iii) a transaction or series of transactions in which a person or group of persons (as defined in Rule 13d-5(b)(1) of the Exchange Act), acquires beneficial ownership (as determined in accordance with Rule 13d-3 of the

Exchange Act) of more than 50% of the voting power of the corporation, shall be deemed to be a Liquidation Event within the meaning of the provisions of Section 3 (each of the events specified in clauses (i), (ii) and (iii) of Section 3 being referred to herein as a "Change-in-Control Liquidation Event"). Notwithstanding the foregoing, no reduction of the authorized or issued Shares of the corporation of any class, whether now or hereafter authorized shall be deemed to be a Liquidation Event within the meaning of any of the provisions of
Section 3.

     Upon any such Liquidation Event, after the Holders of Series A Preferred Shares shall have been paid in full their preferential amounts to which they shall be entitled as provided in this Section 4, the remaining Property of the corporation may be distributed to the Holders of any other equity Securities of the corporation, including, without limitation, Junior Securities whether now or hereafter authorized, in connection with such Liquidation Event. Written notice of such Liquidation Event, stating a payment date, the preferential amount and the place where said preferential amount shall be payable, shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, not less than 20 days prior to the payment date stated therein, to the Holders of record of Series A Preferred Shares, such notice to be addressed to each such Holder at its address as shown by the records of the corporation. If, upon any Liquidation Event, the corporation's assets available for distribution to its shareholders are insufficient to permit payment in full to the Holders of the Series A Preferred Shares of the aggregate amount which such Holders shall be entitled under this Section 4, then the entire assets available for distribution to shareholders of the corporation shall be distributed among the Holders of the Series A Preferred Shares pro rata based upon the number of Series A Preferred Shares held by each such Holder.

     After payment in full to a Holder of the Series A Preferred Shares of the preferential amount which such Holder shall be entitled as set forth in this
Section 4, the Series A Preferred Shares held by such Holder shall be deemed to be no longer outstanding and such Holder no longer shall have any rights as a shareholder of the corporation.

     5. DIVIDENDS. (a) Each Holder of Series A Preferred Shares shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available for the payment of dividends, cash dividends contemporaneously with cash dividends when, as and if declared by the Board of Directors with respect to Common Shares in an amount equal to the product of the cash dividend payable per Common Share times the Conversion Rate (as hereinafter defined) for the Series A Preferred Shares then in effect. Such dividends shall be payable on the dates specified by the Board of Directors as the dates for payment of dividends in respect of Common Shares (each of such dates being a "Dividend Payment Date") (unless such day is not a business day, in which event on the next succeeding business day). Such dividends shall be paid to the holders of record at the close of business on the date specified by the Board of Directors of the corporation at the time such dividend is declared, provided, however, that such date shall not be more than 60 days nor less than 10 days prior to the respective Dividend Payment Date.

     (b) In addition, if at any time the corporation is in material breach of its registration obligations under Article 5 of the Investor Rights Agreement, the Holders of Series A Preferred Shares shall be entitled to receive for and during the period the corporation continues in breach of the Investor Rights Agreement, when, as and if declared by the Board of Directors, out of funds legally available for the payment of dividends, cash dividends at an annual rate of $3.36 per share. Such dividends shall be payable in arrears in equal amounts quarterly on June 30, September 30, December 31, and March 31 of each year unless such day is not a business day, in which event on the next succeeding business day). The amount of such dividends and any accumulations shall be pro rated and calculated on the basis of the actual days elapsed from the date of such material breach by the corporation. Such dividends shall be cumulative from the date of default to the date of cure, whether or not in any dividend period or periods there shall be funds of the corporation legally available for the payment of such dividends. Such dividends shall be payable to Holders of the Series A Preferred Shares at the close of business on the record date specified by the Board of Directors at the time such dividends are declared, which record date shall not be more than 60 days prior to the Dividend Payment Date. No such cumulative dividends shall be declared or become payable or be deemed to have accrued with respect to any Series A Preferred Shares (including, without limitation, upon any liquidation, dissolution or winding up of the corporation, or upon any redemption of any such shares) unless a Dividend Payment Date occurs while such share is outstanding.

     (c) So long as any Series A Preferred Shares are outstanding, no dividends, except as described in the next succeeding sentence, shall be declared or paid or set apart for payment on Junior Securities, for any period unless full cumulative dividends if required pursuant to the preceding paragraph (b) have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Series A Preferred Shares for all dividend periods terminating on or prior to the date of payment of the dividend on such class or series of Junior Securities. When dividends are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all dividends declared upon the Series A Preferred Shares and all dividends declared upon any Parity Securities shall be declared ratably in proportion to the respective amounts of dividends accumulated and unpaid on the Series A Preferred Shares and accumulated and unpaid on such Parity Securities.

     6. OPTIONAL REDEMPTION. The Series A Preferred Shares shall not be redeemable by the corporation prior to the fourth anniversary of the date of issuance of the Series A Preferred Shares. Within 30 days after the fourth anniversary of the date of issuance of the Series A Preferred Shares, the corporation may elect to redeem all, but not less than all, of the Series A Preferred Shares outstanding on the date of redemption as determined by the Board of Directors (the "Redemption Date") which date shall not be more than 60 days after such fourth anniversary date.

          (a) PREFERENCE AMOUNT AND PAYMENT. The Series A Preferred Shares shall be redeemed by paying for each share an amount in cash equal to $30.72, plus accumulated, but unpaid, dividends, if any (the "Redemption Price"). Such payment shall be made in full on the Redemption Date to the Holders entitled thereto.

          (b) REDEMPTION MECHANICS. At least 20 but not more than 30 days prior to any Redemption Date, written notice (the "Redemption Notice") shall be given by the corporation by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, to each Holder (at the close of business on the Business Day next preceding the day on which the Redemption Notice is given) of Series A Preferred Shares notifying such Holder of the redemption and specifying the Redemption Price, the Redemption Date and the place where the Redemption Price shall be payable. The Redemption Notice shall be addressed to each Holder at its address as shown by the records of the corporation. From and after the close of business on the Redemption Date, unless there shall have been a default in the payment of the Redemption Price, all rights of Holders of shares of Series A Preferred Shares (except the right to receive the Redemption Price) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the corporation or be deemed to be outstanding for any purpose whatsoever. If the funds of the corporation legally available for redemption of Series A Preferred Shares on the Redemption Date are insufficient to redeem the total number of outstanding Series A Preferred Shares, the Holders of Series A Preferred Shares shall share ratably in any funds legally available for redemption of such shares according to the respective amounts which would be payable with respect to the full number of shares owned by them if all such outstanding shares were redeemed in full. The Series A Preferred Shares not redeemed shall remain outstanding and entitled to all rights and preferences provided herein. At any time thereafter when additional funds of the corporation are legally available for the redemption of such Series A Preferred Shares, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of such shares, or such portion thereof for which funds are then legally available, on the basis set forth above.

          (c) REDEEMED OR OTHERWISE ACQUIRED SHARES TO BE RETIRED. Any Series A Preferred Shares redeemed pursuant to this Section 6 or otherwise acquired by the corporation in any manner whatsoever shall be cancelled and shall not under any circumstances be reissued; provided that each such share, after being retired and cancelled, shall be restored to the status of an authorized but unissued Preferred Share without designation as to series and may thereafter be issued as a Preferred Share not designated as a Series A Preferred Share unless such reissuance shall violate Section 10 hereof or any other provision of these articles of incorporation.

     7. CONVERSION. (a) The Series A Preferred Shares shall be convertible at any time, in whole or in part, at the option of the Holder thereof and upon notice to the corporation as set forth below, into fully paid and nonassessable Common Shares at the Conversion Rate. The Series A Preferred Shares shall be convertible initially at the rate of two Common Shares for each full Series A Preferred Share and shall be subject to adjustment as provided herein. The initial base conversion price per Common Share is $12.00 and shall be subject to adjustment as provided herein (the "Conversion Price"). For purposes of this Article FOURTH, the "Conversion Rate" applicable to a Series A Preferred Share shall be the number of Common Shares into which a Series A Preferred Share is then convertible and shall be equal to the product of (i) two multiplied by (ii) the quotient resulting from dividing the then existing Conversion Price into $12.00.

     (b) The Conversion Price (and the corresponding Conversion Rate) shall be subject to adjustment from time to time as follows:

          (i) In case the corporation shall (A) pay a dividend in Common Shares or make a distribution in Common Shares, (B) subdivide its outstanding Common Shares, (C) combine its outstanding Common Shares into a smaller number of Common Shares or (D) issue by reclassification of its Common Shares other securities of the corporation, then in each such case the Conversion Rate in effect immediately prior thereto shall be adjusted so that the Holder of any Series A Preferred Shares thereafter surrendered for conversion shall be entitled to receive the kind and number of Common Shares or other securities of the corporation which such Holder would have owned or would have been entitled to receive immediately after the happening of any of the events described above had such Series A Preferred Shares been converted immediately prior to the happening of such event or any record date with respect thereto. Any adjustment made pursuant to this subsection (i) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

          (ii) In case the corporation shall issue or sell any Common Shares (other than Common Shares issued (1) pursuant to the corporation's non-qualified stock option plans for officers, directors or key employees, or pursuant to any similar Common Share related employee compensation plan of the corporation approved by the corporation's Board of Directors, (2) in connection with a merger or consolidation with or other acquisition of, another Person or the acquisition of the assets of another Person, other than any such transaction that constitutes a Change in Control Liquidation Event or (3) upon exercise or conversion of any security the issuance of which caused an adjustment under Section 7(b)(iii) or (iv) hereof) without consideration or for a consideration per share less than the Conversion Price (the "ISSUE PRICE"), the Conversion Price to be in effect after such issuance or sale shall be determined by multiplying the Conversion Price in effect immediately prior to such issuance or sale by a fraction, the numerator of which shall be the sum of (x) the number of Common Shares outstanding immediately prior to the time of such issuance or sale multiplied by the Issue Price and (y) the aggregate consideration, if any, to be received by the corporation upon such issuance or sale, and the denominator of which shall be the product of the aggregate number of Common Shares outstanding immediately after such issuance or sale and the Conversion Price. In case any portion of the consideration to be received by the corporation shall be in a form other than cash, the fair market value of such noncash consideration shall be utilized in the foregoing computation. Such fair market value shall be determined by the Board of Directors; provided that if Holders of 75% or more of the outstanding Series A Preferred Shares shall object to any such determination, the Board of Directors shall retain an independent appraiser reasonably satisfactory to a majority of such Holders to determine such fair market value. Such Holders shall be notified promptly of any consideration other than cash to be received by the corporation and furnished with a description of the consideration and the fair market value thereof, as determined by the Board of Directors.

          (iii) In case the corporation shall fix a record date for the issuance of rights, options or warrants to the Holders of Common Shares or other securities entitling such Holders to subscribe for or purchase for a period expiring within 60 days of such record date Common Shares (or securities convertible into Common Shares) at a price per Common Share (or having a conversion price per Common Share, if a security convertible into Common Shares) less than the Conversion Price on such record date, the maximum number of Common Shares issuable upon exercise of such rights, options or warrants (or conversion of such convertible securities) shall be deemed to have been issued and outstanding as of such record date and the Conversion Price shall be adjusted pursuant to paragraph (b)(ii) hereof, as though such maximum number of Common Shares had been so issued for an aggregate consideration payable by the Holders of such rights, options, warrants or convertible securities prior to their receipt of such Common Shares. In case any portion of such consideration shall be in a form other than cash, the fair market value of such noncash consideration shall be determined as set forth in Section 7(b)(ii) hereof. Such adjustment shall be made successively whenever such record date is fixed; and in the event that such rights, options or warrants are not so issued or expire unexercised, or in the event of a change in the number of Common Shares to which the Holders of such rights, options or warrants are entitled (other than pursuant to adjustment provisions therein comparable to those contained in this Section 7(b)), the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such record date had not been fixed, in the former event, or the Conversion Price which would then be in effect if such Holder had initially been entitled to such changed number of Common Shares, in the latter event.

          (iv) In case the corporation shall issue rights, options (other than options issued pursuant to a plan described in Section 7(b)(ii)) or warrants entitling the holders thereof to subscribe for or purchase Common Shares (or securities convertible into Common Shares) or shall issue convertible securities, and the price per Common Share of such rights, options, warrants or convertible securities (including, in the case of rights, options or warrants, the price at which they may be exercised) is less than the Conversion Price, the maximum number of Common Shares issuable upon exercise of such rights, options or warrants or upon conversion of such convertible securities shall be deemed to have been issued and outstanding as of the date of such sale or issuance, and the Conversion Price shall be adjusted pursuant to Section 7(b)(ii) hereof as though such maximum number of Common Shares had been so issued for an aggregate consideration equal to the aggregate consideration paid for such rights, options, warrants or convertible securities and the aggregate consideration payable by the Holders of such rights, options, warrants or convertible securities prior to their receipt of such Common Shares. In case any portion of such consideration shall be in a form other than cash, the fair market value of such noncash consideration shall be determined as set forth in Section 7(b)(ii) hereof. Such adjustment shall be made successively whenever such rights, options, warrants or convertible securities are issued; and in the event that such rights, options or warrants expire unexercised, or in the event of a change in the number of Common Shares to which the Holders of such rights, options, warrants or convertible securities are entitled (other than pursuant to adjustment provisions therein comparable to those contained in this Section 7(b)), the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such rights, options, warrants or convertible securities had not been issued, in the former event, or the Conversion Price which would then be in effect if such Holders had initially been entitled to such changed number of Common Shares, in the latter event. No adjustment of the Conversion Price shall be made pursuant to this Section 7(b)(iv) to the extent that the Conversion Price shall have been adjusted pursuant to Section 7(b)(iii) upon the setting of any record date relating to such rights, options, warrants or convertible securities and such adjustment fully reflects the number of Common Shares to which the Holders of such rights, options, warrants or convertible securities are entitled and the price payable therefor.

          (v) In case the corporation shall fix a record date for the making of a dividend or distribution to Holders of Common Shares (including any such distribution made in connection with a consolidation or merger in which the corporation is the continuing corporation) of evidences of indebtedness, cash, assets or other property (other than dividends payable in Common Shares or rights, options or warrants referred to in, and for which an adjustment is made pursuant to, Section 7(b)(iii) hereof), the Conversion Price to be in effect after such record date shall be determined by multiplying the Conversion Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price Per Common Share on such record date, less the fair market value (determined as set forth in Section 7(b)(ii) hereof) of the portion of the cash, assets, other property or evidence of indebtedness so to be distributed which is applicable to one Common Share, and the denominator of which shall be such Current Market Price Per Common Share. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such record date had not been fixed.

          (vi) If the average (weighted by daily trading volume) of the Daily Prices (as defined below) per Common Share for the 40 consecutive trading days immediately preceding the fourth anniversary of the date of issuance of the Series A Preferred Shares (the "Average Weighted Price") is less than $12.00, then the Conversion Price then in effect shall be reduced to the Average Weighted Price, such adjustment to be effective as of the close of business 30 days after the fourth anniversary of the date of issuance of the Series A Preferred Shares unless the corporation has previously delivered a Redemption Notice in accordance with
     Section 6(b) hereof. If the corporation shall at any time after the date of issuance of the Series A Preferred Shares pay any dividend on Common Shares payable in Common Shares or effect a subdivision or combination of the outstanding Common Shares (by reclassification, stock split or otherwise) into a greater or lesser number of Common Shares, then the share price referred to in the first sentence of this 7(b)(vi) shall be adjusted upon the earlier of the public announcement or the occurrence of any such event by multiplying the share price by a fraction of which the numerator is the number of Common Shares outstanding immediately after such event and of which the denominator is the number of Common Shares that were outstanding immediately prior to such event.

          (vii) For the purpose of any computation under Section 7(b) hereof, on any determination date, the "Current Market Price Per Common Share" shall be deemed to be the average (weighted by daily trading volume) of the Daily Prices (as defined below) per Common Share for the 20 consecutive trading days immediately prior to such date. "Daily Price" means (1) if the Common Shares then are listed and traded on the New York Stock Exchange, Inc. ("NYSE"), the closing price per share on such day as reported on the NYSE Composite Transactions Tape; (2) if the Common Shares then are not listed and traded on the NYSE, the closing price per share on such day as reported by the principal national securities exchange on which the shares are listed and traded; (3) if the Common Shares then are not listed and traded on any such securities exchange, the last reported sale price per share on such day on the NASDAQ National Market; or (4) if the shares of such class of Common Shares then are not traded on the NASDAQ Stock Market, the average of the highest reported bid and lowest reported asked price per share on such day as reported by NASDAQ. If on any determination date the Common Shares are not quoted by any such organization, the Current Market Price Per Common Share shall be the fair market value per share of such shares on such determination date as determined by the Board of Directors. If Holders of 75% or more of the outstanding Series A Preferred Shares shall object to any determination by the Board of Directors of the Current Market Price Per Common Share, the Current Market Price Per Common Share shall be the fair market value per Common Share as determined by an independent appraiser retained by the corporation at its expense and reasonably acceptable to such Holders. For purposes of any computation under this Section 7(b), the number of Common Shares outstanding at any given time shall not include shares owned or held by or for the account of the corporation.

          (viii) All calculations under this Section 7(b) shall be made to the nearest one tenth of a cent or to the nearest hundredth of a share, as the case may be.

          (ix) In the event that, at any time as a result of the provisions of this Section 7(b), the Preferred Holders upon subsequent conversion of the Series A Preferred Shares shall become entitled to receive any capital shares of the corporation other than Common Shares, the number of such other shares so receivable upon conversion of the Series A Preferred Shares shall thereafter be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions contained herein.

          (x) If the Corporation shall take a record of the Holders of Common Shares for the purpose of entitling them to receive a dividend or other distribution (which results in an adjustment to the Conversion Price under the terms hereof) and shall, thereafter and before such dividend or distribution is paid or delivered to shareholders entitled thereto, legally abandon its plan to pay or deliver such dividend or distribution, then any adjustment made to the Conversion Price and number of Common Shares purchasable upon conversion of the Series A Preferred Shares by reason of the taking of such record shall be reversed, and any subsequent adjustments, based thereon, shall be recomputed.

     8. MANDATORY CONVERSION. (a) If at any time after the second anniversary of the date of issuance of the Series A Preferred Shares the Daily Price for a Common Share for each and every day of any period of 40 consecutive trading days exceeds $24.00, then each outstanding Series A Preferred Share shall be automatically converted, at the Conversion Rate then in effect pursuant to
Section 7 as of the close of business on the last trading day of the 40 trading day period (a "Mandatory Conversion Event") into Common Shares (or other securities or property into which the Series A Preferred Shares are then convertible). Any Series A Preferred

Shares so converted shall be treated as having been surrendered by the Holder thereof for conversion pursuant to Section 7 as of the close of business on the last trading day of the 40 trading day period.

     (b) If the corporation shall at any time after the date of issuance of the Series A Preferred Shares pay any dividend on Common Shares payable in Common Shares or effect a subdivision or combination of the outstanding Common Shares (by reclassification, stock split or otherwise) into a greater or lesser number of Common Shares, then the Daily Price referred to in clause (a) above shall be adjusted upon the earlier of the public announcement or the occurrence of any such event by multiplying the Daily Price by a fraction of which the numerator is the number of Common Shares outstanding immediately after such event and of which the denominator is the number of Common Shares that were outstanding immediately prior to such event.

     9. CONSOLIDATION, MERGER, OR SALE OF ASSETS. Subject to the provisions of
Section 4 hereof, in case of any consolidation of the corporation with, or merger of the corporation into, any other Person, any merger of another Person into the corporation (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding Common Shares) or any sale or transfer of all or substantially all of the assets of the corporation or of the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, the Preferred Holders shall have the right thereafter to convert the Series A Preferred Shares into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a Holder of the number of Common Shares into which the Series A Preferred Shares may have been converted immediately prior to such consolidation, merger, sale or transfer, assuming (i) such Holder of Common Shares is not a Person with which the corporation consolidated or into which the corporation merged or which merged into the corporation or to which such sale or transfer was made, as the case may be ("Constituent Person"), or an Affiliate of a Constituent Person and (ii) in the case of a consolidation, merger, sale or transfer which includes an election as to the consideration to be received by the Holders, such Holder of Common Shares failed to exercise its rights of election, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer is not the same for each Common Share held immediately prior to such consolidation, merger, sale or transfer by other than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("Non-Electing Share"), then for the purpose of this Section 9 the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Adjustments for events subsequent to the effective date of such a consolidation, merger and sale of assets shall be as nearly equivalent as may be practicable to the adjustments provided for herein. In any such event, effective provisions shall be made in the certificate or articles of incorporation of the resulting or surviving corporation, in any contract of sale, conveyance, lease or transfer, or otherwise so that the provisions set forth herein for the protection of the rights of the Preferred Holders shall thereafter continue to be applicable; and any such resulting or surviving corporation shall expressly assume the obligation to deliver, upon exercise, such Shares, other securities, cash and property. The provisions of this Section 9 shall similarly apply to successive consolidations, mergers, sales, or transfers.

     10. PROTECTIVE PROVISIONS. So long as any Series A Preferred Shares shall be outstanding, except where the vote or written consent of the Holders of a greater number of shares of the corporation is required by law or by these articles of incorporation, and in addition to any other vote required by law or these articles of incorporation, without the approval of the Holders of seventy five percent (75%) of then outstanding Series A Preferred Shares, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a series, the corporation will not:

          (a) Create or authorize the creation of any additional class or series of Shares other than Junior Securities, or increase the authorized amount of the Series A Preferred Shares or increase the authorized amount of any additional class or series of shares other than Junior Securities, or create or authorize any obligation or Security convertible into shares of Series A Preferred Shares or into shares of any other class or series of shares other than Junior Securities, whether any such creation, authorization or increase shall be by means of amendment or restatement of these articles of incorporation or by merger, consolidation or otherwise;

          (b) To the extent it materially adversely affects the rights of the Series A Preferred Shares, amend, alter, restate or repeal the corporation's articles of incorporation, or the corporation's code of regulations, other than any amendment solely to authorize or create any additional class or series of Junior Securities or increase the authorized amount of any Junior Securities;

          (c) Redeem or otherwise acquire any shares of Junior Securities other than Common Shares pursuant to Stock Restriction Agreements.

     11. DEFINITIONS. As used in this Article FOURTH, the following terms have the following meanings:

          "Affiliate" shall mean any entity controlling, controlled by or under common control with a designated Person. For the purposes of this definition, "control" shall have the meaning specified for that word in Rule 405 promulgated by the Securities and Exchange Commission under the Securities Act.

          "Board of Directors" shall mean the Board of Directors of the corporation.

          "Business Day" means a day, except Saturday, Sunday or a public or bank holiday or the equivalent for banks generally under the laws of the State of New York, on which banks are not required or authorized to close in New York, New York.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended prior or after the date hereof, or any federal statute or statutes which shall have been enacted to take the place of such Act, together with all rules and regulations promulgated thereunder.

          "Holders" shall mean the Persons who shall, from time to time, own of record any Security. The term "Holder" shall mean one of the Holders.

          "Investor Rights Agreement" shall mean the Investor Rights Agreement dated as of May 10, 2000 among the corporation and the shareholders listed therein.

          "Person" shall mean an individual, a corporation, a partnership, a limited liability company, a trust, an unincorporated organization or a government organization or an agency or political subdivision thereof.

          "Preferred Holders" shall mean the Persons, who shall from time to time, own of record any Series A Preferred Shares. The term "Preferred Holder" shall mean one of the Preferred Holders.

          "Property" shall mean any interest in any kind of property or assets, whether real, personal or mixed, or tangible or intangible.

          "Securities" shall mean any debt or equity securities of the corporation, whether now or hereafter authorized, and any instrument convertible into or exchangeable for Securities or a Security. The term "Security" shall mean one of the Securities.

          "Securities Act" shall mean the Securities Act of 1933, as amended prior to or after the date hereof, or any federal statute or statutes which shall be enacted to take the place of such Act, together with all rules and regulations promulgated thereunder.

          "Shares" shall include any and all shares, interests or other equivalents (however designated) of, or participation in, capital stock.

          "Stock Restriction Agreements" shall mean any agreement entered into between the corporation and an employee, consultant, director, officer or agent or any former employee, consultant, director, officer or agent of the corporation or a Subsidiary under the terms of each of which the corporation is permitted or obligated to purchase Securities from such Person in connection with his or her offering the Securities to another Person or the termination of his or her relationship with the corporation or a Subsidiary.

          "Subsidiary" shall mean any corporation, more than 50% of whose outstanding Voting Shares shall at the time be owned directly or indirectly by the corporation or by one or more Subsidiaries or by the corporation and one or more Subsidiaries.

          "Voting Shares" as applied to the Shares of any corporation shall mean Shares of any class or classes (however designated) having ordinary voting power for the election of a majority of the members of the board of directors (or other governing body) of such corporation, other than Shares having such power only by reason of the happening of a contingency.

     The directors of the corporation may adopt an amendment to the articles in respect of any unissued or treasury shares of any class and thereby fix or change: the division of such shares into series and the designation and authorized number of shares of each series; the dividend or distribution rate; the dates of payment of dividends of distributions and the dates from which they are cumulative; liquidation price; redemption rights and price; sinking fund requirements; conversion rights; and restrictions on the issuance of shares of any class or series.
                                   * * * * *

                                                                      APPENDIX B

                              SYMIX SYSTEMS, INC.

                     WARRANT FOR THE PURCHASE OF SHARES OF
                      COMMON STOCK OF SYMIX SYSTEMS, INC.

NO.                                                          WARRANT TO PURCHASE
                                                                          SHARES

THIS WARRANT AND THE SECURITIES TO BE ACQUIRED UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE THEREWITH. THIS WARRANT AND THE SECURITIES TO BE ACQUIRED UPON EXERCISE OF THIS WARRANT ALSO ARE SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, VOTING AND OTHER MATTERS AS SET FORTH IN THE INVESTOR RIGHTS AGREEMENT (AS HEREIN DEFINED), COPIES OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST FROM THE COMPANY.

     FOR VALUE RECEIVED, SYMIX SYSTEMS, INC., an Ohio corporation (the "COMPANY"), hereby certifies that [HOLDER], its successor or permitted assigns (the "HOLDER"), is entitled, subject to the provisions of this Warrant (the "WARRANT"), to purchase from the Company, at the times specified herein, up to an aggregate of [INSERT NUMBER OF SHARES] fully paid and non-assessable Common Shares (as hereinafter defined), at a purchase price per share equal to the Exercise Price (as hereinafter defined). The number of Common Shares to be received upon the exercise of this Warrant and the price to be paid for a Common Share are subject to adjustment from time to time as hereinafter set forth. This Warrant and the Warrant Shares (as hereinafter defined) may be assigned, transferred, sold, offered for sale or exercised by the Holder only upon compliance with the terms and conditions hereof.

     1. Definitions. (a) The following terms, as used herein, have the following meanings:

          "AFFILIATE" shall have the meaning given to such term in Rule 12b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

          "BUSINESS DAY" means any day except a Saturday, Sunday or other day on which commercial banks in the City of New York are authorized by law to close.

          "COMMON SHARES" means the common shares, no par value, of the Company.

          "DULY ENDORSED" means duly endorsed in blank by the Person or Persons in whose name a stock certificate is registered or accompanied by a duly executed stock assignment separate from the certificate with the signature(s) thereon guaranteed by a commercial bank or trust company or a member of a national securities exchange or of the National Association of Securities Dealers, Inc.

          "EXERCISE PRICE" means $15.00 per Warrant Share, such Exercise Price to be adjusted from time to time as provided herein.

          "EXPIRATION DATE" means 5:00 p.m. New York City time on the fifth anniversary of the date hereof.

          "INVESTOR RIGHTS AGREEMENT" means the Investor Rights Agreement dated as of the date hereof among the Company and the shareholders listed on the signature pages thereto.

          "PERSON" means an individual, partnership, limited liability company, corporation, trust, joint stock company, association, joint venture, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

          "HOLDERS" means the original Holders of the Warrants issued pursuant to the Securities Purchase Agreement, or if any such original Holder so elects, any transferee of all or any portion of this Warrant whom such original Holder shall have designated by written notice to the Company. Any successor Holder designated pursuant to the immediately preceding sentence shall also have the right upon any subsequent transfer to designate a successor Holder in the manner described above.

          "SECURITIES PURCHASE AGREEMENT" means the Securities Purchase Agreement dated as of May 10, 2000 among the Company and the Investors listed on the signature pages thereto, providing for the purchase and issuance of the Series A Convertible Participating Preferred Stock and the Warrants.

          "WARRANT SHARES" means the shares of Common Stock deliverable upon exercise of this Warrant, as adjusted from time to time.

     (b) Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Investor Rights Agreement.

     2. Exercise of Warrant.

          (a) Any sale, transfer, assignment or hypothecation of this Warrant, whether in whole or in part, must be in compliance with Paragraph 12 of this Warrant. Subject to the other terms and conditions of this Warrant, the Holder is entitled to exercise this Warrant in whole or in part at any time, or from time to time, until the Expiration Date or, if such day is not a Business Day, then on the next succeeding day that shall be a Business Day. To exercise this Warrant, the Holder shall execute and deliver to the Company a Warrant Exercise Notice substantially in the form annexed hereto. Subject to paragraph 2(e) below, no earlier than ten days after delivery of the Warrant Exercise Notice, the Holder shall deliver to the Company this Warrant, including the Warrant Exercise Subscription Form forming a part hereof duly executed by the Holder, together with payment of the applicable Exercise Price. Upon such delivery and payment, the Holder shall be deemed to be the holder of record of the Warrant Shares subject to such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder.

          (b) The Exercise Price may be paid by wire transfer or by certified or official bank check or bank cashier's check payable to the order of the Company or by any combination of such cash or check.

          (c) If the Holder exercises this Warrant in part, this Warrant shall be surrendered by the Holder to the Company and a new Warrant of the same tenor and for the unexercised number of Warrant Shares shall be executed by the Company. The Company shall register the new Warrant in the name of the Holder or in such name or names of its transferee pursuant to paragraph 6 hereof as may be directed in writing by the Holder and deliver the new Warrant to the Person or Persons entitled to receive the same.

          (d) Upon exercise or partial exercise and surrender of this Warrant in conformity with the foregoing provisions, the Company shall transfer to the Holder of this Warrant appropriate evidence of ownership of the Common Shares or other securities or property (including any money) to which the Holder is entitled, registered or otherwise placed in, or payable to the order of, the name or names of the Holder or such transferee as may be directed in writing by the Holder, and shall deliver such evidence of ownership and any other securities or property (including any money) to the Person or Persons entitled to receive the same, together with an amount in cash in lieu of any fraction of a share as provided in paragraph 5 below.

          (e) In lieu of exercising the Warrant pursuant to paragraph 2(a), the Holder may elect in accordance with the procedures set forth in this paragraph 2 to exchange this Warrant for shares of Common Stock, in which event the Company will issue to the Holder the number of shares of Common Stock equal to the result obtained by (a) subtracting B from A, (b) multiplying the difference by C, and (c) dividing the product by A as set forth in the following equation:

        X = (A - B) x C where:
                 X  =  the number of shares of Common Stock issuable upon
                       exchange pursuant to this paragraph 2(e).
                 A  =  the Daily Price (as defined below) on the day immediately preceding the date on which the Holder delivers written notice to the Company pursuant to paragraph 2(a).
                 B  =  the Exercise Price.
                 C  =  the number of shares of Common Stock as to which this
                       Warrant being exchanged would other be exercisable for pursuant to paragraph 2(a).

     If the foregoing calculation results in a negative number, then no shares of Common Stock shall be issued pursuant to this paragraph 2(e).

          (f) Mandatory Exercise. (i) If at any time after the second anniversary of the date of issuance of this Warrant the Daily Price for a Common Share for each and every day of any period of 40 consecutive trading days exceeds $24, then this Warrant shall be automatically exercised on a net issuance basis in accordance with paragraph (e) above at the Exercise Price, as adjusted, then in effect as of the close of business on the last trading day of the 40 trading day period (a "MANDATORY EXERCISE EVENT") into Common Shares (or other securities or property into which this Warrant is then convertible). This Warrant as so exercised shall be treated as having been surrendered by the Holder thereof for exercise pursuant to
     Section 2 as of the close of business on the last trading day of the 40 trading day period.

          (ii) If the Company shall at any time after the date of issuance of this Warrant pay any dividend on Common Shares payable in Common Shares or effect a subdivision or combination of the outstanding Common Shares (by reclassification, stock split or otherwise) into a greater or lesser number of Common Shares, then the share price referred to in clause (i) above shall be adjusted upon the earlier of the public announcement or the occurrence of any such event by multiplying the share price by a fraction of which the numerator is the number of Common Shares that were outstanding immediately prior to such event and of which the denominator is the number of Common Shares outstanding immediately after such event; provided, however, that if thereafter, and before such dividend is paid or such subdivision or combination is effected, the Company legally abandons its plan to pay such dividend or to effect such subdivision or combination, then any adjustment made to such share price by reason of such public announcement shall be reversed, and any subsequent adjustments, based thereon, shall be recomputed.

     3. Restrictive Legend. Certificates representing Common Shares issued pursuant to this Warrant shall bear a legend substantially in the form of the legend set forth on the first page of this Warrant to the extent that and for so long as such legend is required pursuant to the Investor Rights Agreement or applicable law.

     4. Reservation of Shares. The Company hereby agrees that at all times prior to the expiration hereof there shall be reserved for issuance and delivery upon exercise or exchange of this Warrant such number of its authorized but unissued Common Shares or other securities of the Company from time to time issuable upon the full exercise of the then unexercised portion of this Warrant. All such shares shall be duly authorized and, when issued upon such exercise or exchange, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights, except to the extent set forth in the Investor Rights Agreement and as may be required under applicable law.

     5. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the exercise or exchange of this Warrant and in lieu of delivery of any such fractional share upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the Current Market Price Per Common Share (as defined in paragraph 8(g)) at the date of such exercise or exchange.

     6. Transfer or Assignment of Warrant.

          (a) This Warrant and all rights hereunder are not transferable by the registered Holder hereof except to any Person who, prior to such transfer, agrees in writing, in form and substance reasonably satisfactory to the Company, to be bound by the terms of this Warrant and the Investor Rights Agreement in accordance with the provisions hereof and thereof. Each Holder of this Warrant by taking or holding the same, consents and agrees that the registered Holder hereof may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby.

          (b) Subject to compliance with the terms of this Warrant and the Investor Rights Agreement, the Holder of this Warrant shall be entitled, without obtaining the consent of the Company to assign and transfer this Warrant, at any time in whole or from time to time in part, to any Person or Persons. Subject to the preceding sentence, upon surrender of this Warrant to the Company, together with the attached Warrant Assignment Form duly executed, the Company shall, without charge, execute and deliver a new Warrant for the Common Shares assigned in the Warrant Form Assignment in the name of the assignee or assignees named in such instrument of assignment and, if the Holder's entire interest is not being assigned, a new Warrant for the balance of the Common Shares for which this Warrant is then exercisable which are not so assigned in the name of the Holder and this Warrant shall promptly be canceled.

     7. Loss or Destruction of Warrant. Upon receipt by the Company of evidence satisfactory to it (in the exercise of its reasonable discretion) of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver to the Holder a new Warrant of like tenor and date.

     8. Anti-dilution Provisions.

          (a) In case the Company shall at any time after the date hereof (i) declare a dividend or make a distribution on Common Shares payable in Common Shares, (ii) subdivide or split the outstanding Common Shares, (iii) combine or reclassify the outstanding Common Shares into a smaller number of shares, or (iv) issue any shares of its capital stock in a reclassification of Common Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, split, combination or reclassification shall be proportionately adjusted so that, giving effect to paragraph 8(i), the exercise of this Warrant after such time shall entitle the Holder to receive the aggregate number of Common Shares or other securities of the Company (or shares of any security into which such Common Shares have been reclassified pursuant to clause 8(a)(iii) or 8(a)(iv) above) which, if this Warrant had been exercised immediately prior to such time, the Holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, distribution, subdivision, split, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

          (b) In case the Company shall issue or sell any Common Shares (other than Common Shares issued (i) upon exercise of the Warrants or conversion of the Series A Convertible Participating Preferred Shares of the Company (the "PREFERRED SHARES"), (ii) pursuant to the Company's stock option plans or pursuant to any similar Common Share related employee compensation plan of the Company approved by the Company's Board of Directors or (iii) upon exercise or conversion of any security the issuance of which caused an adjustment under paragraphs 8(c) or 8(d) hereof) without consideration or for a consideration per share less than the Exercise Price (the "ISSUE PRICE"), the Exercise Price to be in effect after such issuance or sale shall be determined by multiplying the Exercise Price in effect immediately prior to such issuance or sale by a fraction, the numerator of which shall be the sum of (x) the number of Common Shares outstanding immediately prior to the time of such issuance or sale multiplied by the Issue Price and (y) the aggregate consideration, if any, to be received by the Company upon such issuance or sale, and the denominator of which shall be the product of the aggregate number of Common Shares outstanding immediately after such issuance or sale and the Exercise Price. In case any portion of the consideration to be received by the Company shall be in a form other than cash, the fair market value of such noncash consideration shall be utilized in the foregoing computation. Such fair market value shall be determined by the Board of Directors of the Company; provided that if the Holders of 75% of the outstanding Warrants shall object to any such determination, the Board of Directors shall retain an independent appraiser reasonably satisfactory to a majority of such Holders to determine such fair market value. The Holder shall be notified promptly of any consideration other than cash to be received by the Company and furnished with a description of the consideration and the fair market value thereof, as determined by the Board of Directors.

          (c) In case the Company shall fix a record date for the issuance of rights, options or warrants to the holders of its Common Shares or other securities entitling such holders to subscribe for or purchase for a period expiring within 60 days of such record date Common Shares (or securities convertible into Common Shares) at a price per Common Share (or having a conversion price per Common Share, if a security convertible into Common Shares) less than the Exercise Price on such record date, the maximum number of Common Shares issuable upon exercise of such rights, options or warrants (or conversion of such convertible securities) shall be deemed to have been issued and outstanding as of such record date and the Exercise Price shall be adjusted pursuant to paragraph 8(b) hereof, as though such maximum number of Common Shares had been so issued for an aggregate consideration payable by the holders of such rights, options, warrants or convertible securities prior to their receipt of such Common Shares. In case any portion of such consideration shall be in a form other than cash, the fair market value of such noncash consideration shall be determined as set forth in paragraph 8(b) hereof. Such adjustment shall be made successively whenever such record date is fixed; and in the event that such rights, options or warrants are not so issued or expire unexercised, or in the event of a change in the number of Common Shares to which the holders of such rights, options or warrants are entitled (other than pursuant to adjustment provisions therein comparable to those contained in this paragraph 8), the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed, in the former event, or the Exercise Price which would then be in effect if such holder had initially been entitled to such changed number of Common Shares, in the latter event.

          (d) In case the Company shall issue rights, options (other than options issued pursuant to a plan described in clause 8(b)(i)) or warrants entitling the holders thereof to subscribe for or purchase Common Shares (or securities convertible into Common Shares) or shall issue convertible securities (other than the Preferred Shares), and the price per Common Share of such rights, options, warrants or convertible securities (including, in the case of rights, options or warrants, the price at which they may be exercised) is less than the Exercise Price, the maximum number of Common Shares issuable upon exercise of such rights, options or warrants or upon conversion of such convertible securities shall be deemed to have been issued and outstanding as of the date of such sale or issuance, and the Exercise Price shall be adjusted pursuant to paragraph 8(b) hereof as though such maximum number of Common Shares had been so issued for an aggregate consideration equal to the aggregate consideration payable by the holders of such rights, options, warrants or convertible securities prior to their receipt of such Common Shares. In case any portion of such consideration shall be in a form other than cash, the fair market value of such noncash consideration shall be determined as set forth in paragraph 8(b) hereof. Such adjustment shall be made successively whenever such rights, options, warrants or convertible securities are issued; and in the event that such rights, options or warrants expire unexercised, or in the event of a change in the number of Common Shares to which the holders of such rights, options, warrants or convertible securities are entitled (other than pursuant to adjustment provisions therein comparable to those contained in this paragraph 8), the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such rights, options, warrants or convertible securities had not been issued, in the former event, or the Exercise Price which would then be in effect if such holders had initially been entitled to such changed number of Common Shares, in the latter event. No adjustment of the Exercise Price shall be made pursuant to this paragraph 8(d) to the extent that the Exercise Price shall have been adjusted pursuant to paragraph 8(c) upon the setting of any record date relating to such rights, options, warrants or convertible securities and such adjustment fully reflects the number of Common Shares to which the holders of such rights, options, warrants or convertible securities are entitled and the price payable therefor.

          (e) In case the Company shall fix a record date for the making of a dividend or distribution to holders of Common Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness, cash, assets or other property (other than regular periodic dividends payable in cash or Common Shares or rights, options or warrants referred to in, and for which an adjustment is made pursuant to, paragraph 8(c) hereof), the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price Per Common Share on such record date, less the fair market value (determined as set forth in paragraph 8(b) hereof) of the portion of the assets, other property or evidence of indebtedness so to be distributed which is applicable to one Common Share, and the denominator of which shall be such Current Market Price Per Common Share. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed.

          (f) If the average (weighted by daily trading volume) of the Daily Prices (as defined below) per Common Share for the 40 consecutive trading days immediately preceding the fourth anniversary of the date of issuance of the Series A Preferred Shares (the "AVERAGE WEIGHTED PRICE") is less than $15.00 then the Exercise Price then in effect shall be reduced to the greater of (i) the Average Weighted Price and (ii) 75% of the Exercise Price.

          (g) For the purpose of any computation under paragraph 5 or paragraph 8(b), 8(c), 8(d), 8(e) or 8(f) hereof, on any determination date the "CURRENT MARKET PRICE PER COMMON SHARE" shall be deemed to be the average (weighted by daily trading volume) of the Daily Prices (as defined below) per share of the applicable class of Common Shares for the 20 consecutive trading days immediately prior to such date. "DAILY PRICE" means (A) if such Common Shares then are listed and traded on the New York Stock Exchange, Inc. ("NYSE"), the closing price per share on such day as reported on the NYSE Composite Transactions Tape; (B) if the shares of such class of Common Shares then are not listed and traded on the NYSE, the closing price per share on such day as reported by the principal national securities exchange on which the shares are listed and traded; (C) if such Common Shares then are not listed and traded on any such securities exchange, the last reported sale price per share on such day on the NASDAQ Stock Market; or (D) if such Common Shares then are not traded on the NASDAQ Stock Market, the average of the highest reported bid and lowest reported asked price per share on such day as reported by NASDAQ. If on any determination date such Common Shares are not quoted by any such organization, the Current Market Price Per Common Share shall be the fair market value of such shares on such determination date as determined by the Board of Directors of the Company. If the Holders of 75% of the outstanding Warrants shall object to any determination by the Board of Directors of the Company of the Current Market Price Per Common Share, the Current Market Price Per Common Share shall be the fair market value per share of the Common Shares as determined by an independent appraiser retained by the Company at its expense and reasonably acceptable to such Holders. For purposes of any computation under this paragraph 8, the number of shares of Common Shares outstanding at any given time shall not include shares owned or held by or for the account of the Company.

          (h) All calculations under this paragraph 8 shall be made to the nearest one tenth of a cent or to the nearest hundredth of a share, as the case may be.

          (i) In the event that, at any time as a result of the provisions of this paragraph 8, the holder of this Warrant upon subsequent exercise or exchange shall become entitled to receive any shares of capital stock of the Company other than Common Shares, the number of such other shares so receivable upon exercise or exchange of this Warrant shall thereafter be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions contained herein.

          (j) Upon each adjustment of the Exercise Price as a result of the calculations made in paragraphs 8(a), 8(b), 8(c), 8(d) or 8(e) hereof, the number of shares for which this Warrant is exercisable immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of Common Shares obtained by (i) multiplying the number of shares covered by this

     Warrant immediately prior to this adjustment of the number of shares by the Exercise Price in effect immediately prior to such adjustment of the Exercise Price and (ii) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.

          (k) If the Company shall fix a record date relating to the payment of a dividend or other distribution or the issuance of rights, options or warrants as contemplated under this paragraph 8 (which results in an adjustment to the Exercise Price under the terms of this Warrant) and shall thereafter, and before such dividend or distribution is paid or delivered or before such issuance, legally abandon its plan to pay or deliver such dividend or distribution or to make such issuance, then any adjustment made to the Exercise Price and number of Common Shares purchasable upon exercise of this Warrant by reason of the fixing of such record date shall be reversed, and any subsequent adjustments, based thereon, shall be recomputed.

     9. Consolidation, Merger, or Sale of Assets. In case of any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding Common Shares) or any sale or transfer of all or substantially all of the assets of the Company or of the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, the Holder shall have the right thereafter to exercise or exchange this Warrant for the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of Common Shares for which this Warrant may have been exercised or exchanged immediately prior to such consolidation, merger, sale or transfer, assuming (i) such holder of Common Shares is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be ("CONSTITUENT PERSON"), or an Affiliate of a Constituent Person and (ii) in the case of a consolidation merger, sale or transfer which includes an election as to the consideration to be received by the holders, such holder of Common Shares failed to exercise such rights of election, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer is not the same for each Common Share held immediately prior to such consolidation, merger, sale or transfer by other than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("NON-ELECTING SHARE"), then for the purpose of this paragraph 9 the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Adjustments for events subsequent to the effective date of such a consolidation, merger or sale of assets shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. In any such event, effective provisions shall be made in the certificate or articles of incorporation of the resulting or surviving corporation, in any contract of sale, conveyance, lease or transfer, or otherwise so that the provisions set forth herein for the protection of the rights of the Holder shall thereafter continue to be applicable; and any such resulting or surviving corporation shall expressly assume the obligation to deliver, upon exercise or exchange, such shares of stock, other securities, cash and property.

     The provisions of this paragraph 9 shall similarly apply to successive consolidations, mergers, sales or transfers. For purposes of this paragraph 9, "Person" shall not include any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are owned directly or indirectly by the Company.

     10. Notices. Any notice, request, demand or delivery authorized by this Warrant shall be in writing and shall be given to the Holder or the Company, as the case may be, at its address (or telecopier number) set forth below, or such other address (or telecopier number) as shall have been furnished to the party giving or making such notice, demand or delivery in accordance herewith:

     If to the Company:
         Symix Systems, Inc.
         2800 Corporate Exchange Drive
         Columbus, Ohio 43231
         Telecopy: (614) 895-2972
         Attention: Corporate Counsel

     If to the Holder:
         MSDW Venture Partners
         1221 Avenue of the Americas
         New York, New York 10020
         Telecopy: 212-762-8424
         Attention: Controller

Each such notice, request, demand or delivery shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified herein and the intended recipient confirms the receipt of such telecopy or (ii) if given by any other means, when received at the address specified herein.

     11. Rights of the Holder. Prior to the exercise or exchange of any Warrant, the Holder shall not, by virtue hereof, be entitled to any rights of a shareholder of the Company, including, without limitation, the right to vote, to receive dividends or other distributions, to exercise any preemptive right or to receive any notice of meetings of shareholders or any notice of any proceedings of the Company except as may be specifically provided for herein.

     12. Transferee Representations. Prior to effecting any transfer of this Warrant or any part hereof, each prospective transferee shall represent in writing to the Company that:

          (a) Such transferee is an "accredited investor" within the meaning of Rule 501 under the 1933 Act and such transferee was not organized for the specific purpose of acquiring this Warrant or the Common Shares issuable upon exercise of this Warrant;

          (b) such transferee has sufficient knowledge and experience in investing in companies similar to the Company so as to be able to evaluate the risks and merits of such transferee's investment in the Company and is able financially to bear the risks thereof;

          (c) such transferee has had an opportunity to obtain whatever information concerning the Company and the Common Shares as has been requested from the Company by such transferee in order to make such transferee's investment decision with respect to this Warrant and the Common Shares;

          (d) this Warrant is being acquired by such transferee for such transferee's own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof; and

          (e) such transferee understands that (i) this Warrant and the Common Shares issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended, in reliance upon an exemption from the registration requirements of such act pursuant to Section 4(2) thereof or Rule 506 promulgated under such act and under applicable state securities laws, (ii) this Warrant and the Common Shares issuable upon exercise of this Warrant must be held indefinitely unless a subsequent disposition thereof is registered under such act and under applicable state securities laws or is exempt from such registration, (iii) this Warrant and the Common Shares issuable upon exercise of this Warrant will bear a legend to such effect, and (iv) the Company will make a notation on its transfer books to such effect.

     13. GOVERNING LAW. THIS WARRANT AND ALL RIGHTS ARISING HEREUNDER SHALL BE CONSTRUED AND DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF OHIO, AND THE PERFORMANCE THEREOF SHALL BE GOVERNED AND ENFORCED IN ACCORDANCE WITH SUCH LAWS.

     14. Amendments; Waivers. Any provision of this Warrant may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Holder and the Company, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     IN WITNESS WHEREOF, the Company has duly caused this Warrant Certificate to be signed by its duly authorized officer and to be dated as of May 10, 2000.

                                          SYMIX SYSTEMS, INC.

                                          By:
                                            ------------------------------------
                                            Name:
                                            Title:
Acknowledged and Agreed:

[HOLDER]

By: MSDW Venture Partners IV, LLC,
    as general partner

By: MSDW Venture Partners IV, Inc.,
    as member

By:
    --------------------------------------------------------
    Name:
    Title:

                            WARRANT EXERCISE NOTICE

               (TO BE DELIVERED PRIOR TO EXERCISE OF THE WARRANT
            BY EXECUTION OF THE WARRANT EXERCISE SUBSCRIPTION FORM)

To: Symix Systems, Inc.

     [ ] [The undersigned hereby notifies you of its intention to exercise the warrant to purchase common shares, no par value, of Symix Systems, Inc. held by the undersigned (the "WARRANT"). The undersigned intends to exercise the Warrant
to purchase           common shares (the "SHARES") at $          per Share (the
Exercise Price currently in effect pursuant to the Warrant). The undersigned intends to pay the aggregate Exercise Price for the Shares, by wire transfer, or certified or official bank or bank cashier's check (or a combination of cash and check) as indicated below.]

     [The undersigned hereby notifies you of its intention to exchange the Warrant on a cashless basis pursuant to Section 2(e) of the Warrant to purchase Common Shares, no par value, of Symix Systems, Inc. Based on an exercise price
of $          per Share (the Exercise Price currently in effect pursuant to the
Warrant) and a Daily Price of $          , the undersigned intends to exchange
the Warrant for                Common Shares.]

Date: ________________________

                                            ------------------------------------
                                            (Signature of Holder)
                                            This signature must conform in all
                                            respects
                                            to the name of the Holder as
                                            specified on the
                                            Warrant

                                            ------------------------------------
                                            (Street Address)

                                            ------------------------------------
                                            (City)                       (State)
Payment: $________ wire transfer
         $________ check

                       WARRANT EXERCISE SUBSCRIPTION FORM

               (TO BE EXECUTED ONLY UPON EXERCISE OF THE WARRANT
                   AFTER DELIVERY OF WARRANT EXERCISE NOTICE)

To: [Issuer]

     The undersigned irrevocably exercises this Warrant for the purchase of common shares, no par value (the "SHARES"), of Symix Systems, Inc. (the
"COMPANY") at $ per Share (the Exercise Price currently in effect pursuant to the Warrant) and herewith makes payment of $ (such payment being made by wire transfer or by certified or official bank or bank cashier's check payable to the order of the Company or by any permitted combination of such wire transfer or check), all on the terms and conditions specified in the within Warrant, surrenders this Warrant and all right, title and interest therein to the Company and directs that the Shares deliverable upon the exercise of this Warrant be registered or placed in the name and at the address specified below and delivered thereto.

Date: ________________________

                                            ------------------------------------
                                            (Signature of Holder)
                                            This signature must conform in all
                                            respects
                                            to the name of the Holder as
                                            specified on the
                                            Warrant

                                            ------------------------------------
                                            (Street Address)

                                            ------------------------------------
                                            (City)       (State)      (Zip Code)

Securities and/or check to be issued to: -------------------------------------

Please insert social security or identifying number: -------------------------

Name: ------------------------------------------------------------------------

Street Address: --------------------------------------------------------------

City, State and Zip Code: ----------------------------------------------------

Any unexercised portion of the Warrant evidenced by the within Warrant Certificate to be issued to:

Please insert social security or identifying number: -------------------------

Name: ------------------------------------------------------------------------

Street Address: --------------------------------------------------------------

City, State and Zip Code: ----------------------------------------------------

                            WARRANT ASSIGNMENT FORM

                                                         Dated ____________, 200

FOR VALUE RECEIVED, --------------- hereby irrevocably sells, assigns and transfers unto --------------------------------------------- (the "ASSIGNEE"),
                    (please type or print in block letters)

--------------------------------------------------------------------------------
                                (insert address)

its right to purchase up to ____________ common shares, without par value, of Symix Systems, Inc. (the "COMPANY") represented by this Warrant and does hereby irrevocably constitute and appoint ____________ Attorney, to transfer the same on the books of the Company, with full power of substitution in the premises.

                                          Signature: -------------------------
                                               (Signature of Holder)
                                               This signature must conform in
                                               all respects to the name of the
                                               Holder as specified on the
                                               Warrant

                               PRELIMINARY COPIES

                               SYMIX SYSTEMS, INC.
           PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
                                NOVEMBER 8, 2000


         The undersigned holder(s) of Common Shares and/or Series A Convertible Participating Preferred Shares of Symix Systems, Inc. ("Symix") hereby constitutes and appoints Lawrence W. DeLeon, Lawrence J. Fox, Stephen A. Sasser and Daniel P. Buettin, and each of them, with full power of substitution and revocation, as proxies or proxy to appear and to vote the Common Shares and/or Series A Convertible Participating Preferred Shares of Symix, which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held at 2800 Corporate Exchange Drive, Columbus, Ohio on November 8, 2000, and any adjournment(s) or postponement(s) thereof, for the following purposes:

1. PROPOSAL 1: The election of the following nominees as directors of Symix (except as marked to the contrary below), each to serve for a term of one year and until his successor is duly elected and qualified or his earlier resignation, removal from office or death:

           Lawrence J. Fox           Stephen A. Sasser     Duke W. Thomas
           Larry L. Liebert          John T. Tait          James A. Rutherford
           Roger D. Blackwell        Guy de Chazal         Barry Goldsmith

[YOU MAY WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE BY STRIKING OUT HIS NAME ABOVE.]

2. PROPOSAL 2: The amendment of the Amended Articles of Incorporation, as amended, of Symix to change the name of Symix to "Frontstep, Inc".

     [ ]  FOR        [ ]  AGAINST            [ ]  ABSTAIN

3. Proposal 3: The amendment of the Amended Articles of Incorporation, as amended, of Symix to permit the preferred shares of Symix, currently outstanding or designated in the future by action of the Board of Directors, including the Series A Convertible Participating Preferred Shares, to have more than one vote per share.

     [ ]  FOR        [ ]  AGAINST            [ ]  ABSTAIN

4. PROPOSAL 4: The proposal to approve the issuance of Common Shares of Symix upon conversion of outstanding Series A Convertible Participating Preferred Shares and/or upon exercise of outstanding Warrants, if required under the terms of the Series A Convertible Participating Preferred Shares and/or the Warrants, as the case may be, at a price per share which is less than the market price per share of Symix's Common Shares on the date that the Series A Convertible Participating Preferred Shares were issued.

     [ ]  FOR        [ ]  AGAINST            [ ]  ABSTAIN

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment(s) or postponement(s) thereof.

         Do you plan to attend the meeting?      [ ]  YES        [ ]  NO

WHERE A CHOICE IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED BY THE SHAREHOLDER(S). IF NO CHOICE IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE NOMINEES LISTED ABOVE AND FOR PROPOSALS 2, 3 AND 4 DESCRIBED ABOVE. IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE MEETING OR IF A NOMINEE FOR ELECTION AS A DIRECTOR NAMED IN THE PROXY STATEMENT IS UNABLE OR UNWILLING TO SERVE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON SUCH MATTERS OR FOR SUCH SUBSTITUTE NOMINEES AS THE BOARD OF DIRECTORS MAY RECOMMEND.


     (THIS PROXY CONTINUES AND MUST BE SIGNED AND DATED ON THE REVERSE SIDE)

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, dated October 11, 2000, and hereby expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the Common Shares and/or Series A Convertible Participating Preferred Shares of Symix the undersigned is entitled to vote at the Annual Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SYMIX SYSTEMS,
INC.



                                  Dated:
                                        ---------------------------------------

                                  Please sign exactly as your name appears herein. If shares are registered in two names, both should sign. When signing as attorney, executor, administrator, trustee, guardian or corporate official, please give your full title. If signer is a corporation, please sign the full corporate name by authorized officer.



                                  ---------------------------------------------
                                  Signature of Shareholder



                                  ---------------------------------------------
                                  Signature of Shareholder